LINCOLN BENEFIT LIFE COMPANY

Supplement Dated April 29, 2019

To the following Prospectuses, as supplemented

CONSULTANT SOLUTIONS (CLASSIC, PLUS, ELITE, SELECT) PROSPECTUS DATED APRIL 29, 2019

CONSULTANT I PROSPECTUS DATED APRIL 29, 2019

LBL ADVANTAGE PROSPECTUS DATED MAY 1, 2004

CONSULTANT II PROSPECTUS DATED MAY 1, 2004

PREMIER PLANNER PROSPECTUS DATED MAY 1, 2004

The following information supplements the prospectus for your variable annuity contract issued by Lincoln Benefit Life Company.

SUPPLEMENTAL INFORMATION ABOUT

LINCOLN BENEFIT LIFE COMPANY

Item 3(c).	Risk Factors

LINCOLN BENEFIT LIFE RISK FACTORS

This document contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We assume no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

These forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “could,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, investment results, regulatory approvals, market position, expenses, financial results, litigation and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those communicated in these forward-looking statements.

In addition to the normal risks of business, we are subject to significant risks and uncertainties, including those listed below, which apply to us as an insurer. These risks constitute our cautionary statements under the Private Securities Litigation Reform Act of 1995 and readers should carefully review such cautionary statements as they identify certain important factors that could cause actual results to differ materially from those in the forward-looking statements and historical trends. These cautionary statements are not exclusive and are in addition to other factors discussed elsewhere in this document, in our filings with the SEC or in materials incorporated therein by reference.

Changes in actual experience could materially affect the profitability of our business.

Our liability pricing includes long-term assumptions regarding investment returns, mortality, morbidity, persistency and operating costs and expenses of our business. We establish target returns based upon these factors and the average amount of capital that we must hold to support in-force contracts taking into account rating agencies and regulatory requirements. Profitability emerges over a period of years depending on the nature and life of the product and is subject to variability as actual results may differ from pricing assumptions. Additionally, many of our products have fixed or guaranteed terms that limit our ability to increase revenues or reduce benefits, including credited interest, once the product has been issued.

Our profitability depends on the adequacy of investment spreads, the management of market and credit risks associated with investments, the sufficiency of premiums and contract charges to cover mortality and morbidity benefits, the persistency of policies, and the management of operating costs and expenses within anticipated pricing allowances. We may face losses if there are significant deviations from our assumptions regarding the future persistency of our insurance policies and annuity contracts. The prices and expected future profitability of our life insurance and deferred annuity products are based in part upon assumptions related to persistency. Economic and market dislocations may occur and future consumer persistency behaviors could vary materially from the past. The effect of persistency on profitability varies for different products. For example, continued activity in the viatical, stranger-owned, and/or life settlement industry could cause the Company’s level of lapses to differ from its assumptions, which could negatively impact the Company’s performance. Assumptions and estimates involve judgment, and by their nature are imprecise and subject to changes and revisions over time. Accordingly, the Company’s results may be affected, positively or negatively, from time to time, by actual results differing from assumptions by changes in estimates, and by changes resulting from implementing new systems and procedures that facilitate the calculation of more precise estimates. Legislation and regulation of the insurance marketplace and products could also affect the profitability of our business.

Changes in reserve estimates may adversely affect our operating results.

We establish and hold reserves to pay future policy benefits and claims. The reserve for life-contingent contract benefits is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, persistency and expenses. Our reserves do not represent an exact calculation of liability, but rather are actuarial or statistical estimates based on data and models that include many assumptions and projections, which are inherently uncertain and involve the exercise of significant judgment. We periodically review the adequacy of these reserves and the underlying assumptions. We cannot, however, determine with precision the amounts that we will pay for, or the timing of payment of, actual benefits, claims and expenses or whether the assets supporting our policy liabilities, together with future premiums, will grow to the level assumed prior to the payment of benefits or claims. If actual experience differs significantly from assumptions or estimates, reserves may not be adequate. If we conclude that our reserves, together with future premiums, are insufficient to cover future policy benefits and claims, we would be required to increase our reserves and incur income statement charges for the period in which we make the determination, which could materially and adversely affect our results of operations and financial condition.

Changes in market interest rates and/or credit spreads may lead to a significant decrease in the profitability of our spread-based products and may adversely impact investment income.

We are subject to the risk that we will incur losses due to adverse changes in interest rates or credit spreads. Adverse changes to these rates and spreads may occur due to changes in fiscal policy and the economic climate, the liquidity of a market or market segment, insolvency or financial distress of key market makers or participants, or changes in market perceptions of credit worthiness and/or risk tolerance. We are subject to risks associated with potential declines in credit quality related to specific issuers or specific industries and a general weakening in the economy, which are typically reflected through credit spreads. Credit spread is the additional yield on fixed income securities above the risk-free rate (typically referenced as the yield on U.S. Treasury securities) that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. Credit spreads vary (i.e., increase or decrease) in response to the market’s perception of risk and liquidity in a specific issuer or specific sector and are influenced by the credit ratings, and the reliability of those ratings, published by external rating agencies. A decline in the quality of our investment portfolio as a result of adverse economic conditions or otherwise could cause additional realized and unrealized losses on securities. Similarly, a ratings downgrade affecting a security we hold could indicate the credit quality of that security has deteriorated and could increase the capital we must hold to support that security to maintain our risk-based capital levels. Levels of writedowns and impairments are impacted by intent to sell, or our assessment of the likelihood that we will be required to sell fixed maturity securities. Realized losses or impairments on these securities may have a material adverse effect on our net income in a particular period.

Our ability to manage our fixed annuities and interest-sensitive life products is dependent upon maintaining profitable spreads between investment yields and interest crediting rates. When market interest rates decrease or remain at relatively low levels, cash flows from renewal premium, investments that have matured or have been prepaid or sold may be reinvested at lower yields, reducing investment spread. Lowering interest crediting rates on some products in such an environment can partially offset decreases in investment yield. However, these changes could be limited by market conditions, regulatory minimum rates or contractual minimum rate guarantees on many contracts and may not match the timing or magnitude of changes in investment yields. Decreases in the interest crediting rates offered on products could make those products less attractive, leading to changes in the level of policy loans, surrenders and withdrawals. This process may lead to a flow of cash out of our business. These outflows may require investment assets to be sold at a time when the prices of those assets are lower because of the increase in market interest rates, which may result in realized investment losses. For certain products, principally fixed annuity and interest-sensitive life products, the earned rate on assets could lag behind rising market yields. We may react to market conditions by increasing crediting rates, which could narrow spreads and reduce profitability on our business. Additionally, an increase in market interest rates or credit spreads could have an adverse effect on the value of our investment portfolio by decreasing the fair values of the fixed income securities that comprise a substantial majority of our investment portfolio.

Changes in estimates of profitability on interest-sensitive life, fixed annuities and other investment products may adversely affect our profitability and financial condition through the amortization of Value of Business Acquired (“VOBA”).

VOBA related to interest-sensitive life, fixed annuities and other investment contracts is amortized in proportion to actual historical gross profits and estimated future gross profits (“EGP”) over the estimated lives of the contracts. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. Updates to these assumptions (commonly referred to as “VOBA unlocking”) could adversely affect our profitability and financial condition.

Guarantees within certain of our products may decrease our earnings, increase the volatility of our results, result in higher risk management costs and expose us to increased counterparty risk.

Certain of our products include guaranteed benefits. These guarantees are designed to protect contractholders against significant downturns in equity markets and interest rates. Any such periods of significant and sustained downturns in equity markets, increased equity volatility, or reduced interest rates could result in an increase in the valuation of our liabilities associated with those products. An increase in these liabilities would result in a decrease in our net income. We use hedging and risk management strategies to mitigate the liability exposure and the volatility of net income associated with these liabilities. These strategies involve the use of reinsurance and derivatives, which may not be completely effective. In addition, hedging instruments may not effectively offset the costs of guarantees or may otherwise be insufficient in relation to our obligations. Furthermore, we are subject to the risk that changes in contractholder behavior or mortality, combined with adverse market events, produce economic losses not addressed by the risk management techniques employed. These, individually or collectively, may have a material adverse effect on our results of operations, including net income, financial condition or liquidity.

We may not be able to mitigate the capital impact associated with statutory reinsurance reserving requirements, potentially adversely impacting the profitability of our business.

To support statutory reserves for certain term and universal life insurance products with secondary guarantees, we currently utilize reinsurance and capital markets solutions for financing a portion of our statutory reserve requirements deemed to be non-economic. If we are not able to maintain sufficient financing as a result of market conditions or otherwise, this could potentially adversely impact the profitability of our business.

Changes in tax laws and interpretations may decrease the profitability of our products and could adversely affect the Company.

On December 22, 2017, President Trump signed the Tax Cuts and Jobs Act into legislation, which made significant changes to federal income tax laws for life insurance companies. The issuance of further administrative rulings or court decisions could further increase our effective tax rate, make our current contractholders’ products less desirable and lower our net income on both a statutory accounting and GAAP basis. We continue to closely monitor developments related to potential changes and interpretations in the tax law and assess, when possible, the potential impact to both our earnings and our products in runoff.

Department of Labor (“DOL”) regulation defining fiduciary could cause some changes to the manner in which we deliver products and services, as well as changes in nature and amount of compensation and fees.

The Department of Labor (“DOL”) plans to introduce a revised fiduciary rule in September 2019. However, it is unclear whether the DOL will substantially rescind or revise the regulations as adopted in 2016. In addition, the Securities and Exchange Commission is also working on developing its own fiduciary standard that would apply to recommendations made by financial advisors who work on a commission basis and would apply regardless of the type of account (IRA or non-qualified) an investor holds. Furthermore, several states have either issued their own fiduciary rules or are considering doing so and those rules may extend to certain types of products (e.g. insurance and annuities, financial planning, etc.) or may broadly cover all recommendations made by financial advisors. We are also seeing self-regulatory bodies like the Certified Financial Planner Board working on a fiduciary standard that would apply to financial advisors who hold a Certified Financial Planner designation.

Depending on the span and substance of any fiduciary rules and regulations and timing of their applicability, the scope of any implementation should not materially impact the way we compensate our advisors, particularly with respect to our closed block annuity business. Depending on the final regulations, compliance with prohibited transactions exemptions when fully phased in would likely require additional supervision with the possibility of overlapping or competing requirements from other regulators and increase litigation risk, all of which could adversely impact our business, results of operations and/or financial condition.

The Company is dependent on the performance of others.

The Company’s results may be affected by the performance of others because the Company has entered into various arrangements in support of our business operations involving third parties. Certain of these third parties may act on behalf of the Company or represent the Company in various capacities, including but not limited to the administration of our contractholders’ activities or the management of our invested assets on a day-to-day basis. Additionally, the Company’s operations are dependent on various technologies, some of which are provided and/or maintained by third parties. Any of the third parties that the Company depends upon may default on their services or obligations to the Company due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud, or other reasons. Further, the Company may be held responsible for obligations that arise from the acts or omissions of these third parties. Such defaults could have a material adverse effect on the Company’s financial condition and results of operations.

If our internal controls are ineffective, our operating results could be adversely affected.

Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.

If our estimates or judgments relating to our critical accounting policies prove to be incorrect, our operating results could be adversely affected.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, as provided in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The results of these estimates form the basis for making judgments about the carrying values of assets, liabilities and equity, and the amount of revenue and expenses that are not readily apparent from other sources. Our operating results may be adversely affected if our assumptions change or if actual circumstances differ from those in our assumptions, which could cause our operating results to fall below the expectations of investors, regulators and rating agencies.

The sale of LBL HoldCo, Inc., Lincoln Benefit’s indirect parent, may be disruptive to the Company’s operations.

On October 1, 2017, the indirect parents of the registrant (Lincoln Benefit), RL L.P. and RL (Parallel) Partnership (collectively “RL LP”), entered into an agreement with SNH Acquisition, LLC and Southland National Holdings, Inc. to sell LBL HoldCo, Inc. and its subsidiaries, including Lincoln Benefit, to SNH Acquisition, LLC. On October 30, 2018, RL LP provided notice to SNH Acquisition, LLC of the termination by RL LP of the agreement that had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including the Company) by SNH Acquisition, LLC. RL LP is considering its strategic alternatives with respect to Lincoln Benefit, which could include the sale of Lincoln Benefit to a third party.

The risks and uncertainties related to any future strategic directives by RL LP include, but are not limited to:

•	unanticipated difficulties and expenditures;

•	disruption of current plans and operations resulting from any transition to or integration with new management and service providers over time;

•	diversion of management time and focus from operating our business to addressing due diligence and integration challenges; and

•	the response of customers, agents, competitors and regulators to the closing of any potential sale.

Lincoln Benefit’s failure to address these risks could cause us to incur unanticipated liabilities, impose harmful disruptions to our customer service operations and harm our business generally.

We may be unable to retain our highly qualified employees.

Our business depends on our ability to attract, motivate and retain highly skilled and often highly specialized technical, actuarial, managerial and executive personnel, and there is no assurance that we will be able to do so. We compete with other financial services companies for employees primarily on the basis of compensation and financial position. Our reputation, operations, and internal controls could be materially adversely affected if we are unsuccessful in retaining highly qualified employees. LBL HoldCo II, Inc.’s inability to recruit or our failure to retain a sufficient number of qualified individuals in the future may impair our efficiency and effectiveness to service contractholders and provide sound operational controls for our overall enterprise, including the accurate and timely preparation of required regulatory filings.

Risks Relating to Investments

The determination of the fair value of our fixed income securities is subjective and could materially impact our operating results and financial condition.

In determining fair values, we principally use the market approach which utilizes market transaction data for the same or similar instruments. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information. The fair value of assets may differ from the actual amount received upon sale of an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the assets’ fair values. The difference between amortized cost or cost and fair value, net of deferred income taxes, certain VOBA, and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income in shareholder’s equity. Changing market conditions could materially affect the determination of the fair value of securities and unrealized net capital gains and losses could vary significantly.

Concentration of our investment portfolio in any particular segment of the economy may have adverse effects on our operating results and financial condition.

The concentration of our investment portfolio in any particular industry, collateral type, group of related industries, geographic sector or risk type could have an adverse effect on our investment portfolio and consequently on our results of operations and financial condition. Events or developments that have a negative impact on any particular industry, group of related industries or geographic region may have a greater adverse effect on the investment portfolio to the extent that the portfolio is concentrated, rather than diversified.

The determination of the amount of realized capital losses recorded for impairments of our investments is subjective and could materially impact our operating results and financial condition.

The determination of the amount of realized capital losses recorded for impairments varies by investment type and is based on our ongoing evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations. The assessment of whether other-than-temporary impairments have occurred is based on our case-by-case evaluation of the underlying reasons for the decline in fair value. We define fair value generally as the price that would be received to sell an asset or paid to transfer a liability. Our conclusions on such assessments are judgmental and include assumptions and projections of future cash flows which may ultimately prove to be incorrect as assumptions, facts and circumstances change. Furthermore, historical trends may not be indicative of future impairments and additional impairments may need to be recorded in the future.

Defaults or deteriorating credit of securities collateralized by residential and commercial mortgage loans, and collateralized corporate loans may lead to write-downs and impact our results of operations and financial condition.

Changes in residential or commercial mortgage delinquencies, loss severities or recovery rates, declining residential or commercial real estate prices, corporate loan delinquencies or recovery rates, changes in credit or bond insurer strength ratings and the quality of service provided by service providers on securities in our portfolio could lead us to determine that write-downs are necessary in the future.

Our investment strategies may be adversely affected by developments in the financial markets.

Our investment management strategies may be adversely affected by unexpected developments in the financial markets. Slowing of global growth, tightening monetary policy in the U.S. and increasing political uncertainty remain key challenges for markets. There may be a limited market for certain investments we hold in our investment portfolio, making them relatively illiquid. These include corporate bonds, privately-placed fixed maturity securities, mortgage loans and policy loans. If we were forced to sell certain of our investments during periods of market volatility or disruption, market prices may be lower than our carrying value in such investments. Even in the absence of a market downturn, we are exposed to substantial risk of loss due to market volatility.

Risks Relating to the Insurance Industry

Difficult conditions in the global economy and capital markets generally could adversely affect our business and operating results.

Our business and results of operations are materially affected by conditions in the global capital markets and the economy generally. Stressed conditions, volatility and disruptions in global capital markets, particular markets, or financial asset classes can have an adverse effect on us, in part because we have a large investment portfolio and certain of our insurance liabilities are sensitive to changing market factors. Market factors, including interest rates, credit spreads, equity prices, real estate markets, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the amount and profitability of our business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect our business through their effects on general levels of economic activity, employment and customer behavior. Financial markets have also been affected periodically by concerns over U.S. fiscal policy. These issues could, on their own, or combined with the possible slowing of the global economy generally, have severe repercussions to the U.S. and global credit and financial markets, further exacerbate concerns over sovereign debt of other countries and disrupt economic activity in the U.S. and elsewhere.

General economic conditions could adversely affect us in the form of consumer behavior and pressure investment results. Holders of some of our interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contractholder funds. Our contractholders may choose to defer paying insurance premium or stop paying insurance premiums altogether. Our investment results could be adversely affected as deteriorating financial and business conditions affect the issuers of the securities in our investment portfolio.

Losses from legal and regulatory actions may be material to our operating results or cash flows and may result in harm to our reputation.

We are involved in various legal actions, some of which involve claims for substantial amounts. We are also subject to various regulatory actions and inquiries, such as information requests, market conduct examinations, books and record examinations, from state and federal regulators and other authorities. A substantial legal liability or significant regulatory action against us, as well as regulatory inquiries or investigations could harm our reputation, result in material fines or penalties, result in significant legal costs and otherwise have a material adverse effect on our business, financial condition and results of operations. Even if we ultimately prevail in the litigation, regulatory actions or investigation, our ability to retain our current contractholders and recruit and retain employees could be materially and adversely impacted.

We are subject to extensive regulation and potential further restrictive regulation may increase our operating costs.

As an insurance company, we are subject to extensive state regulatory oversight in the jurisdictions in which we do business, as well as, to federal oversight in some aspects of our business.

State insurance authorities have broad administrative powers with respect to various aspects of the insurance business, including, but not limited to: standards of minimum capital requirements and solvency, including risk-based capital measurements; restrictions on certain transactions; licensing status; and reserving, payment of policy benefits. The primary purpose of such regulatory supervision is to protect contractholders, rather than the insurance company. State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations, or in interpretations thereof, may adversely impact pricing, capital requirements, reserve adequacy, or exposure to litigation, and could lead to additional expense for the insurer and increase the cost of regulatory compliance.

State regulatory authorities have relatively broad discretion to grant, renew or revoke licenses and approvals. Although we endeavor to maintain all required licenses and approvals, if we do not have the requisite licenses and approvals or do not comply with applicable regulatory requirements, the insurance regulatory authorities could preclude or temporarily suspend us from carrying on some or all of our activities or impose substantial fines. Further, insurance regulatory authorities have relatively broad discretion to issue orders of supervision, which permit such authorities to supervise the business and operations of an insurance company. As of December 31, 2018, no state insurance regulatory authority had imposed on us any material fines or revoked or suspended any licenses to conduct insurance business in any state or issued an order of supervision with respect to the Company, which would have a material adverse effect on our results of operations or financial condition.

As an insurance company with separate accounts that are regulated as investment companies, we are also subject to laws and regulations administered and enforced by a number of different governmental authorities, each of which exercises a degree of interpretive latitude, including state insurance regulators, state securities administrators, state attorneys general, and federal agencies including the SEC, the FINRA and the U.S. Department of Justice. Consequently, we are subject to the risk that compliance with any particular regulator’s or enforcement authority’s interpretation of a legal issue may not result in compliance with another’s interpretation of the same issue, particularly when compliance is judged in hindsight. In addition, there is risk that any particular regulator’s or enforcement authority’s interpretation of a legal issue may change over time to our detriment, or that changes in the overall legal environment may, even absent any particular regulator’s or enforcement authority’s interpretation of a legal issue, impact the profitability of our business.

Regulatory reforms, and the more stringent application of existing regulations, may make it more expensive for us to conduct our business and increase our capital requirements.

At the federal level, we could be affected by laws and regulations that may affect certain aspects of the insurance industry. While the federal government, in most contexts, currently does not directly regulate the insurance business, federal legislation and administrative policies in a number of areas—e.g., limitations on antitrust immunity, minimum solvency requirements, systemic risk regulation, grant of resolution authority to a federal agency, uniform market conduct standards, credit for reinsurance initiatives and other proposals at the federal level to replace or streamline state regulatory processes, employee benefits regulation, age, sex and disability-based discrimination, financial services regulation, federal taxation—as well as new federal and state privacy laws, can significantly affect the insurance business.

We can make no assurances regarding the potential impact of state or federal measures that may change the nature or scope of insurance and financial regulation. These regulatory reforms and any additional legislative change or regulatory requirements imposed upon us in connection with the federal government’s regulatory reform of the financial services industry, and any more stringent enforcement of existing regulations by federal authorities, may make it more expensive for us to conduct our business, or limit our ability to grow.

The Company is subject to insurance guaranty fund laws, rules and regulations that could adversely affect the Company’s financial condition or results of operations.

Under insurance guaranty fund laws in most states, insurance companies doing business therein can be assessed up to prescribed limits for contractholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that alters future premium tax offsets received in connection with guaranty fund assessments. The Company cannot predict the amount, nature or timing of any future assessments or legislation, any of which could have a material and adverse impact on the Company’s financial condition or results of operations.

Reinsurance may be unavailable at current levels and prices.

Market conditions beyond our control impact the availability and cost of the reinsurance. No assurances can be made that reinsurance will remain continuously available to us to the same extent and on the same terms and rates as is currently available. We review retention limits for continued appropriateness and they may be changed in the future. Prolonged or severe adverse mortality or morbidity experience could result in increased reinsurance costs or, ultimately, reinsurers unwilling to offer coverage. If we were unable to renew or purchase reinsurance protection in amounts that we consider sufficient and at prices that we consider acceptable, we may have to accept an increase in risk exposure, seek other alternatives, or accept reduced profitability.

Reinsurance subjects us to the credit risk of our reinsurers and may not be adequate to protect us against losses arising from ceded insurance, which could have a material effect on our operating results.

The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including changes in market conditions, whether insured losses meet the qualifying conditions of the reinsurance contract and whether reinsurers, or their affiliates, have the financial capacity and willingness to make payments under the terms of a reinsurance treaty or contract. Our inability to collect a material recovery from a reinsurer could have a material effect on our operating results.

Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs or our ability to obtain credit on acceptable terms.

In periods of extreme volatility and disruption in the capital and credit markets, liquidity and credit capacity may be severely restricted. In such circumstances, our ability to obtain capital to fund operating expenses, financing costs, satisfy statutory capital requirements and meet liquidity needs may be limited. Our access to additional financing will depend on a variety of factors such as market conditions, the general availability of credit, the overall availability of credit to our industry, our credit ratings and credit capacity, as well as lenders’ perception of our long- or short-term financial prospects. Similarly, our access to funds may be impaired if regulatory authorities or rating agencies take negative actions against us. If a combination of these factors were to occur, our internal sources of liquidity may prove to be insufficient, and in such case, we may not be able to successfully obtain additional financing on favorable terms. Our results of operations, financial condition, cash flows and statutory capital position could be materially adversely affected by disruptions in the capital markets.

A downgrade or a potential downgrade in our financial strength or credit rating could result in a loss of business and materially affect our financial condition and results of operations.

Financial strength ratings are published by various Nationally Recognized Statistical Rating Organizations (“NRSRO”) and similar entities not formally recognized as NRSROs. They indicate the NRSROs’ opinion regarding an insurance company’s ability to meet contractholder obligations, and are important to maintaining public confidence in our products and our competitive position.

In view of the difficulties experienced by many financial institutions as a result of the financial crisis and ensuing global recession, including our competitors in the insurance industry, NRSROs continue to implement changes to their internal models that have the effect of increasing or decreasing the amount of statutory capital we must hold in order to maintain our current ratings. Our ratings could be downgraded at any time and without notice by any NRSRO. In addition, these regulatory reforms may also increase our minimum capital requirements.

Downgrades in our financial strength ratings could have a material adverse effect on our financial condition and results of operations in many ways, including materially increasing the number or amount of policy surrenders and withdrawals by contractholders and adversely affecting our ability to obtain reinsurance at reasonable prices or at all.

The occurrence of a catastrophe, including a large scale pandemic, the continued threat of terrorism or military actions may have an adverse effect on the level of claim losses we incur, the value of our investment portfolio, our competitive position, liquidity, operating results and attractiveness of product offering.

Any catastrophic event, such as a large scale pandemic, the continued threat of terrorism, within the United States and abroad, or military and other actions, and heightened security measures in response to these types of threats, may cause significant volatility and losses in our investment portfolio from changes, and result in loss of life, disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by reduced economic activity caused by a large scale pandemic or the continued threat of terrorism. Additionally, a large scale pandemic or terrorist act could have a material effect on renewal premium, profitability, competitiveness, liquidity, operating results and attractiveness of product offering.

Changes in accounting standards issued by the Financial Accounting Standards Board (“FASB”) or other standard-setting bodies may adversely affect our results of operations and financial condition.

Through the issuance of insurance contracts registered under the Securities Act of 1933, as amended, an insurance contract issuer is subject to the application of generally accepted accounting principles (“GAAP”), absent relief from the U.S. Securities and Exchange Commission. GAAP is periodically revised, interpreted and/or expanded. As a result, such an insurance contract issuer is required to adopt new guidance or interpretations, or could be subject to existing guidance as we enter into new transactions, which may have a material effect on our results of operations and financial condition that is either unexpected or has a greater impact than expected.

The FASB has issued several accounting standards updates which could result in significant changes in U.S. GAAP, including how we account for our financial instruments and how our financial statements are presented. Additionally, the changes could affect the way we account for and report significant areas of our business, could impose special demands on us in the areas of governance, employee training, internal controls and disclosure. In August 2018, the FASB issued new guidance on accounting for long-duration insurance contracts. The new guidance requires significant changes to how we account for and report our insurance contracts and VOBA. The new guidance is effective for fiscal years beginning after December 15, 2020. Transition guidance is currently being developed and monitored.

As an insurance company, we are also subject to statutory accounting principles (“SAP”). Any changes in the method of calculating reserves for our life insurance and annuity products under SAP may result in increased or decreased reserve requirements. The NAIC has announced focused industry inquiries on certain matters that could have an impact on the Company’s financial condition and results of operations. Such inquiries concern, for example, examination of statutory accounting disclosures for separate accounts, insurer use of captive reinsurance companies, variable annuity reserves and capital treatment, reinsurance, cybersecurity practices, and risk-based capital calculations. In addition, the NAIC continues to consider various initiatives to change and modernize its financial and solvency requirements and regulations. It has adopted principles-based reserving methodologies for life insurance and annuity reserves, but additional formulas and/or guidance relevant to the new standard are being developed. The NAIC is also considering changes to accounting regulations, governance practices of insurers and other items. The Company cannot currently estimate what impact these more focused inquiries or proposed changes, if they occur, will have on reserve and capital requirements, financial condition or results of operations.

For a description of changes in accounting standards that are currently pending and, if known, our estimates of their expected impact, see Note 2 of the financial statements.

The failure in cyber or other information security systems, as well as the occurrence of events unanticipated in our disaster recovery systems, management continuity planning or a support failure from external providers, could result in a loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively.

Our business is highly dependent upon the effective operation of our computer systems and those of our unaffiliated third party service providers to perform necessary business functions. We rely on these systems throughout our business for a variety of functions, including processing claims, providing information to customers and distributors, performing actuarial analyses and maintaining financial records. We also retain confidential and proprietary information on our computer systems and we rely on sophisticated technologies and our third party service providers to maintain the security of that information. Our computer systems have been, and will likely continue to be, subject to computer viruses or other malicious codes, unauthorized access, cyber-attacks or other computer-related penetrations. Despite our implementation of administrative and technical controls and other preventive actions to reduce the risk of cyber-incidents and protect our information technology, there can be no assurance that our computer systems and those of our unaffiliated service providers will not be vulnerable to physical and electronic break-ins, cyber-attacks or other security breaches to our computer systems, or similar disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

The occurrence of a disaster such as a natural catastrophe, epidemic, industrial accident, blackout, computer virus, terrorist attack or war, cyber-attack, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our third party service providers were rendered unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised. These interruptions also may interfere with our third party service providers’s ability to provide services and our employees’ ability to perform their job responsibilities.

The failure of our computer systems and/or our disaster recovery plans for any reason could cause significant interruptions in our operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to our customers. Such a failure could harm our reputation, subject us to regulatory sanctions and legal claims, lead to a loss of customers and revenues and otherwise adversely affect our business and financial results.

Although we conduct due diligence, negotiate contractual provisions and, in most cases, conduct periodic reviews of our vendors, distributors, and other third parties that provide operational or information technology services to us to confirm compliance with the Company’s information security standards, the failure of such third parties’ computer systems and/or their disaster recovery plans for any reason might cause significant interruptions in our operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to our customers. Such a failure could harm our reputation, subject us to regulatory sanctions and legal claims, lead to a loss of contractholders and revenues and otherwise adversely affect our business and financial results. While we maintain cyber liability insurance, our insurance may not be sufficient to protect us against all losses.

We are subject to data security and privacy risks that could negatively affect our results, operations or reputation.

Hackers and data thieves are increasingly sophisticated and operate large-scale and complex automated attacks. Despite our efforts to ensure the integrity of our systems, it is possible that we may not be able to anticipate and implement effective preventative or detective measures against security breaches of all types because the techniques used change frequently or are not recognized until launched and because cyber-attacks can originate from a wide variety of sources or parties. Those parties may also attempt to fraudulently induce employees, contractholders or other users of our system to deliberately or inadvertently disclose sensitive information in order to gain access to our data or that of our contractholders. Any breach of our network may result in the loss of valuable business data, misappropriation of our consumers’ or employees’ personal information or a disruption of our business, which could give rise to unwanted media attention, materially damage our customer relationships and reputation and result in lost sales, fines or lawsuits.

In addition, we must comply with increasingly complex and rigorous regulatory standards enacted to protect business and personal data. Cyber threats and related legal and regulatory standards applicable to our business are rapidly evolving and may subject the Company to heightened legal standards, new theories of liability and material claims and penalties that we cannot currently predict or anticipate. The NAIC has adopted the Insurance Data Security Model Law which established the standards for data security and investigation and notification of a breach of data security for insurance companies, and an increasing number of states require that affected persons be notified if a security breach results in the disclosure of their personally identifiable information. Any compromise of the security of our computer systems that results in the inappropriate disclosure of personally identifiable customer information could damage our reputation in the marketplace, subject us to significant civil and criminal liability and require us to incur significant technical, legal and other expenses.

As cyber threats and applicable legal standards continue to evolve, the Company may be required to expend significant additional resources to continue to modify or enhance our protective measures and computer systems, and to investigate and remediate any information security vulnerabilities. If the Company experiences security events or other technological failures, it may be subject to regulatory inquiries or proceedings, litigation or reputational damage or be required to pay claims, fines or penalties.

Failure of a vendor to protect personal information of our customers, claimants or employees could affect our operations.

We outsource certain information technology, policy administration, investment management and actuarial functions to third party service providers. In the event that one or more of our vendors fails to protect personal information of our customers, claimants or employees, we may suffer operational impairments and financial losses.

We may not be able to protect our intellectual property and may be subject to infringement claims.

We rely on a combination of contractual rights and copyright, trademark, patent and trade secret laws to establish and protect our intellectual property. Although we use a broad range of measures to protect our intellectual property rights, third parties may infringe or misappropriate our intellectual property. We may have to litigate to enforce and protect our intellectual property and to determine its scope, validity or enforceability, which could divert significant resources and prove unsuccessful. An inability to protect our intellectual property could have a material effect on our business.

We may be subject to claims by third parties for patent, trademark or copyright infringement or breach of usage rights. Any such claims and any resulting litigation could result in significant expense and liability. If our third party service providers or we are found to have infringed a third-party intellectual property right, either of us could be enjoined from providing certain products or services or from utilizing and benefiting from certain methods, processes, copyrights, trademarks, trade secrets or licenses. Alternatively, we could be required to enter into costly licensing arrangements with third parties or implement a costly work around. Any of these scenarios could have a material effect on our business and results of our operations.

Our risk management policies and procedures may leave us exposed to unidentified or unanticipated risk, which could negatively affect our business.

We have devoted significant resources to develop and periodically update our risk management policies and procedures to reflect ongoing review of our risks and expect to continue to do so in the future. Nonetheless, our policies and procedures may not be comprehensive and may not identify every risk to which we are exposed. Many of our methods for managing risk and exposures are based upon the use of observed historical market behavior or statistics based on historical models. As a result, these methods may not fully predict future exposures, which can be significantly greater than our historical measures indicate. Other risk management methods depend upon the evaluation of information regarding markets, clients, catastrophe occurrence or other matters that is publicly available or otherwise accessible to us. This information may not always be accurate, complete, up-to-date or properly evaluated. In addition, more extensive and perhaps different risk management policies and procedures might have to be implemented under pending regulations.

Our associates may take risks not in accordance with our risk management policies which could negatively affect our financial condition and business.

As an insurance enterprise, we are in the business of accepting certain risks. The associates who conduct our business, including executive officers and other members of management, investment professionals, sales agents, and other associates, do so in part by making decisions and choices that involve exposing us to risk. These include decisions such as pricing, determining what assets to purchase for investment and when to sell them, which business opportunities to pursue, and other decisions. We endeavor, in the design and implementation of our compensation programs and practices, to avoid giving our associates incentives to take excessive risks; however, associates may take such risks regardless of the structure of our compensation programs and practices. Similarly, although we employ controls and procedures designed to monitor associates’ business decisions and prevent us from taking excessive risks, and to prevent employee misconduct, these controls and procedures may not be effective. In such instances, the impact of those risks could harm our reputation and have a material adverse effect on our financial condition and business operations.

The effectiveness of our actuarial and other financial models may adversely affect our financial results, capitalization and financial condition.

Actuarial and other financial models are used primarily to determine reserve levels for our in-force block and to provide information to key internal stakeholders for planning, asset / liability management, and risk / stress testing analysis purposes. The models are subject to extensive internal controls which promote repeatability and sustainability, and are also subject to continual review regarding effectiveness, logic, assumptions, and underlying product mechanics and refinements may be implemented based on these reviews. Refinements are subject to a rigorous change management process and are agreed upon with key internal stakeholders prior to implementation. While models are continually improving as a result of these refinements, there are still inherent limitations. First, no assurances can be given that all necessary refinements will be identified and/or implemented in our actuarial models. Also, due to the nature of the underlying risks and the uncertainty associated with prospective modeling techniques and the application of such techniques, these models may not accurately capture the evolution of the in-force block, as we cannot determine precisely the actual experience, policyholder behavior and investment income. Such amounts may vary materially from the estimated amounts, and may result in additional reserves, which could have a materially adverse effect on reserves and in turn our capital ratios.

Item 11(a).	Description of Business

Lincoln Benefit Life Company (referred to in this document as “we,” “Lincoln Benefit,” “our,” “us” or the “Company”) was incorporated under the laws of the State of Nebraska in 1938. Lincoln Benefit is a wholly-owned subsidiary of LBL HoldCo II, Inc. (formerly Resolution Life, Inc.), a Delaware corporation, which is a wholly-owned subsidiary of LBL HoldCo, Inc. (“HoldCo Parent”). HoldCo Parent is a wholly-owned subsidiary of RL L.P. (the “Limited Partnership”), a Bermuda limited partnership, and RL (Parallel) Partnership, a Bermuda-based partnership.

Prior to July 18, 2013, we sold interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate through independent master brokerage agencies and the Allstate exclusive agency channel. In July 2013, we ceased soliciting and selling new policies through our independent agent channel. In 2017, we ceased soliciting and selling new policies through the Allstate exclusive agency channel.

In 2015, the administration of our retained deferred annuity and life business was outsourced to unaffiliated third-party service providers, SE2, LLC and Alliance–One Services, Inc. Allstate Life Insurance Company (“ALIC”) continues to reinsure and administer business sold through the Allstate exclusive agency channel and certain life, immediate and payout annuity contracts. LifeCare Assurance Company administers the Company’s long-term care business.

Lincoln Benefit’s variable annuity business is reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. In 2006, ALIC disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. The Company was not a direct participant of this agreement and its reinsurance agreement with ALIC remains unchanged.

In our reports to regulators and contractholders, we occasionally refer to statutory financial information. All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not subject to the requirement to prepare financial statements in conformity with accounting principles generally accepted in the United States of America. We frequently use industry publications containing statutory financial information to assess our competitive position.

Lincoln Benefit is subject to extensive regulation, primarily at the state level. The method, extent and substance of such regulation varies by state but generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to a state agency. These rules have a substantial effect on our business and relate to a wide variety of matters, including insurer solvency, reserve adequacy, insurance company licensing and examination, agent licensing, policy forms, rate setting, the nature and amount of investments, claims practices, participation in guaranty funds, transactions with affiliates, the payment of dividends, underwriting standards, statutory accounting methods, trade practices and corporate governance.

Item 11(b).	Description of Property

Lincoln Benefit occupies leased office space in Lincoln, Nebraska and Rosemont, Illinois.

Item 11(c).	Legal Proceedings

Lincoln Benefit is engaged in routine lawsuits, which, in management’s judgment, are not of material importance to its total assets or business prospects.

Item 11(e)	Financial Statements and Notes to Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned subsidiary of LBL HoldCo II, Inc.)

Index

December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Lincoln Benefit Life Company and its subsidiary (a wholly-owned subsidiary of LBL HoldCo II, Inc.) as of December 31, 2018 for the related consolidated statement of operations and comprehensive income (loss), shareholder’s equity, and cash flows for the period ended December 31, 2018, and the related notes and Schedule I Summary of Investments Other than Investments in Related Parties and Schedule IV – Reinsurance (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018, and the results of its operations and its cash flows for the the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

April 1, 2019

We have served as the Company’s auditor since 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Lincoln Benefit Life Company and its subsidiaries (a wholly-owned subsidiary of LBL HoldCo II, Inc.) as of December 31, 2017, and the related consolidated statements of operations and comprehensive income (loss), of shareholder’s equity, and of cash flows for each of the two years in the period ended December 31, 2017, including the related notes and schedule of summary of investments – other than investments in related parties as of December 31, 2017 and schedule of reinsurance for each of the two years in the period ended December 31, 2017 listed in the index appearing under Item 11(e) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 2, 2018

We served as the Company’s auditor from 2014 to 2018.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Balance Sheets

December 31, 2018 and December 31, 2017

($ in thousands, except par value data and share amounts)

	December 31, 2018	December 31, 2017
ASSETS
Fixed maturities, available-for-sale, at estimated fair value (amortized cost $7,716,912 and $8,161,592, respectively)	$7,404,274	$8,414,961
Fixed maturities, trading, at estimated fair value	197,651	97,819
Fixed maturities, at estimated fair value using fair value option	10,028	12,095
Common stocks, at estimated fair value	6,988	8,152
Commercial mortgage loans	853,073	1,043,187
Policy loans	176,782	178,437
Short-term investments	269,016	190,376
Other invested assets	2,976	21,183

Total Investments	$8,920,788	$9,966,210
Cash and cash equivalents	6,177	78,801
Accrued investment income	92,713	96,354
Reinsurance recoverables	6,659,910	6,501,700
Valuation of business acquired	154,270	135,031
Deposit receivable	1,029,679	1,111,571
Other assets	758,752	714,007
Current income tax	28,938	197
Separate account assets	1,266,912	1,460,380

Total Assets	$18,918,139	$20,064,251

LIABILITIES
Future policy benefits and other policyholder liabilities	5,460,113	5,510,050
Policyholders’ account balances	10,157,907	10,676,911
Accrued expenses and other liabilities	85,287	94,543
Modified coinsurance payable	1,029,679	1,111,571
Other long-term debt - affiliate	736,500	695,000
Deferred tax liability, net	31,600	24,585
Separate account liabilities	1,266,912	1,460,380

Total Liabilities	$18,767,998	$19,573,040

COMMITMENTS AND CONTINGENCIES (NOTE 12)
SHAREHOLDER’S EQUITY
Common stock, $100 par value, 30,000 shares authorized, 25,000 shares issued and outstanding	2,500	2,500
Additional paid-in capital	593,558	593,558
Accumulated other comprehensive income (loss)	(195,958)	72,816
Retained earnings (deficit)	(249,959)	(177,663)

Total Shareholder’s Equity	$150,141	$491,211

Total Liabilities and Shareholder’s Equity	$18,918,139	$20,064,251

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Statements of Operations and Comprehensive Income (Loss)

For the Years Ended December 31, 2018, 2017 and 2016

($ in thousands)

	2018	2017	2016
Revenues
Premiums earned	$9,499	$3,156	$16,592
Fee income from policyholders	341,729	346,180	346,027
Net investment income	380,812	401,113	397,083
Realized investment (losses) gains, net	(53,295)	38,123	73,720

Total revenues	$678,745	$788,572	$833,422

Expenses
Policyholders’ benefits	412,501	439,910	449,118
Return credited to policyholders’ account balances	264,043	277,077	269,488
Operating and acquisition expenses	76,783	77,654	68,716

Total expenses	$753,327	$794,641	$787,322

Income (loss) before federal income tax	$(74,582)	$(6,069)	$46,100
Federal income tax expense (benefit)
Current	(24,739)	6,853	17,121
Deferred	(2,105)	(22,666)	(2,474)

Total income tax expense (benefit)	(26,844)	(15,813)	14,647

NET INCOME (LOSS)	$(47,738)	$9,744	$31,453

Other comprehensive (loss) income, before tax
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	$(263,944)	$153,920	$100,439
Reclassification adjustment for (gains) losses included in net income	5,268	(6,001)	(81,920)
Noncredit component of other-than-temporary losses	—	—	—

Net unrealized investment gains (losses)	(269,212)	159,921	182,359

Other comprehensive (loss) income, before tax
Less: Income tax (benefit) related to:
Unrealized investment gains (losses) for the period	13,109	48,837	35,156
Reclassification adjustment for (gains) losses included in net income	(3,989)	2,100	28,672
Noncredit component of other-than-temporary losses	—	—	—

Net unrealized investment gains (losses)	9,120	50,937	63,828

Other comprehensive (loss) income	(278,332)	108,984	118,531

Comprehensive income (loss)	$(326,070)	$118,728	$149,984

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Statements of Shareholder’s Equity

For the Years Ended December 31, 2018, 2017 and 2016

($ in thousands, except par value data and share amounts)

	Common Stock		Additional Paid-In Capital	Retained Earnings	Accumulated Other Other Comprehensive Income (Loss)	Total Shareholder’s Equity
	Shares	Amount
Balance, December 31, 2015	25,000	$2,500	$593,558	$(106,860)	$(154,699)	$334,499
Dividends to shareholder	—	—	—	(42,000)	—	(42,000)
Comprehensive income (loss)
Net income (loss)	—	—	—	31,453	—	31,453
Other comprehensive income (loss), net of tax	—	—	—	—	118,531	118,531

Total comprehensive income (loss)						149,984

Balance, December 31, 2016	25,000	$2,500	$593,558	$(117,407)	$(36,168)	$442,483
Dividends to shareholder	—	—	—	(70,000)	—	(70,000)
Comprehensive income (loss)
Net income (loss)	—	—	—	9,744	—	9,744
Other comprehensive income (loss), net of tax	—	—	—	—	108,984	108,984

Total comprehensive income (loss)						118,728

Balance, December 31, 2017	25,000	$2,500	$593,558	$(177,663)	$72,816	$491,211
Dividends to shareholder	—	—	—	(15,000)	—	(15,000)
Implementation of accounting standard related to the reclassification of certain tax effects	—	—	—	(9,558)	9,558	—
Comprehensive income (loss)
Net income (loss)	—	—	—	(47,738)	—	(47,738)
Other comprehensive income (loss), net of tax	—	—	—	—	(278,332)	(278,332)

Total comprehensive income (loss)						(326,070)

Balance, December 31, 2018	25,000	$2,500	$593,558	$(249,959)	$(195,958)	$150,141

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2018, 2017 and 2016

($ in thousands)

	2018	2017	2016
Cash flows from operating activities:
Net income (loss)	$(47,738)	$9,744	$31,453
Adjustments to reconcile net income (loss) to net cash:
Policy charges and fee income	(341,729)	(346,180)	(346,027)
Interest credited	264,043	277,077	269,488
Investment gains, net	55,978	(38,123)	(73,720)
Amortization/Accretion of bond premium, net	82,404	69,632	59,337
Amortization of VOBA	26,321	29,827	30,054
Changes in assets and liabilities:
Change in insurance related liabilities and policy-related balances	135,073	29,190	52,316
Change in fair value option and trading securities	(2,683)	(100,101)	(15,937)
Deferred income tax expense (benefit)	(2,105)	(22,666)	(2,474)
Decrease (increase) in accrued investment income	3,641	(3,357)	(1,783)
Decrease (increase) in other assets and liabilities	(47,238)	7,899	(3,961)

Net cash provided by (used in) operating activities	125,967	(87,058)	(1,254)

Cash flows from investing activities:
Fixed maturities, available for sale
Proceeds from sales and maturities	1,434,668	2,023,946	3,806,768
Purchases	(1,217,094)	(1,952,554)	(3,807,513)
Commercial mortgage loans
Proceeds from sales and paydowns	334,365	422,241	265,414
Originations and purchases	(143,414)	(5,325)	(208,580)
Net purchases and sales of common stocks	1,164	(3,052)	(5,100)
Net purchases, sales, maturities of derivatives	10,929	17,265	2,642
Net purchases, sales, maturities of other investments	(76,906)	(60,263)	63,097

Net cash provided by (used in) investing activities	343,712	442,258	116,728

Cash flows from financing activities:
Policyholders’ account deposits	453,814	790,230	763,748
Policyholders’ account withdrawals	(989,276)	(979,586)	(905,014)
Dividends paid to shareholder	(15,000)	(70,000)	(42,000)
Change in overdrafts	8,159	(20,431)	22,059

Net cash provided by (used in) financing activities	(542,303)	(279,787)	(161,207)

Net increase (decrease) in cash and cash equivalents	(72,624)	75,413	(45,733)
Cash and cash equivalents, beginning of period	78,801	3,388	49,121

Cash and cash equivalents, end of period	$6,177	$78,801	$3,388

Supplemental schedule of cash flow information:
Cash paid during the year:
Income taxes paid	$4,000	$5,000	$17,700
Interest paid	$8,282	$7,835	$7,328
Noncash activities
Interest income on vehicle note	$28,407	$26,875	$25,069
Interest expense on other long-term debt	$28,407	$26,875	$25,069
Increase in vehicle note and other long-term debt	$41,500	$36,000	$50,300
Change in modified coinsurance payable and deposit receivable	$81,892	$87,966	$50,791
Bond exchanges	$5,376	$10,959	$11,199
Mortgage loan refinance	$45,712	$11,368	$—

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

1.	General

Lincoln Benefit Life Company (the “Company” or “Lincoln Benefit”) is a stock insurance company domiciled in the State of Nebraska. It is a wholly owned subsidiary of LBL HoldCo II, Inc. (formerly Resolution Life, Inc.) (“HoldCo”), which in turn is a wholly owned subsidiary of LBL HoldCo, Inc. (formerly Resolution Life Holdings, Inc.). HoldCo was formed on July 2, 2013 under the General Corporation Law of the State of Delaware.

Lancaster Re Captive Insurance Company (“Lancaster Re”), a Nebraska domiciled captive insurance company, is a wholly owned subsidiary of Lincoln Benefit.

On October 2, 2017, LBL HoldCo, Inc., the indirect parent of the Company, announced that a definitive agreement had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including Lincoln Benefit) by SNH Acquisition LLC (an affiliate of Global Bankers Insurance Group, LLC). On October 30, 2018, LBL HoldCo, Inc.’s parent, RL LP, provided notice to SNH Acquisition, LLC of the termination by RL LP of the agreement that had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including the Company) by SNH Acquisition, LLC.

The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia and the U.S. Virgin Islands. Prior to July 18, 2013, the Company sold interest-sensitive, traditional and variable life insurance products through both exclusive agencies (“Allstate Sales channel”) and independent master brokerage agencies. Sales through the independent master brokerage agencies ceased effective July 17, 2013. Sales through the Allstate Sales channel ceased in 2017. The Company operates as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

ALIC reinsures all life insurance business written by Lincoln Benefit through the Allstate Sales channel, all immediate annuities written by Lincoln Benefit prior to April 1, 2014, and certain term life policies written by Lincoln Benefit. Lincoln Benefit’s variable annuity business also remains reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. The variable annuity business continues to be reinsured and administered by ALIC under an existing reinsurance administrative services agreement between Lincoln Benefit and ALIC.

Basis of Presentation

The Company’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The principal accounting policies applied in the preparation of these financial statements are set out below and in Note 2.

Consolidation

The accompanying consolidated financial statements include the accounts of Lincoln Benefit and its subsidiary, Lancaster Re. All significant intercompany balances and transactions have been eliminated on consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

2.	Significant Accounting Policies

Cash and cash equivalents

Cash includes cash on hand, amounts due from banks, certain money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business and other debt instruments with maturities of three months or less when purchased.

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”) residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Certain fixed maturities, which may be sold prior to their contractual maturity, are designated as available-for-sale (“AFS”) and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments and cash received from maturities and pay-downs are reflected as a component of proceeds from sales and maturities within the Consolidated Statement of Cash Flows.

Fair value option and trading securities are stated at estimated fair value and include investments for which the fair value option has been elected and investments that are actively purchased and sold (“Actively traded securities”). Actively traded securities principally include U.S. Treasury securities and U.S. Government authorities’ and agencies’ securities. Changes in estimated fair value of these securities are included in Realized investment gains, net on the Consolidated Statement of Operations and Comprehensive Income (Loss).

The Company recognizes other-than-temporary impairments (“OTTI”) for securities classified as AFS in accordance with Accounting Standards Codification (“ASC”) 320, Investments-Debt and Equity Securities. At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is OTTI, including but not limited to: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer’s ability to meet current and future principal and interest obligations for fixed maturity securities; the length and severity of the impairment; the financial condition and near term and long term prospects for the issuer. In making these evaluations, the Company exercises considerable judgment.

If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the amortized cost and fair value of the security). For fixed maturity securities that are considered OTTI and that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and noncredit loss. Credit losses are charged to net realized investment losses and noncredit losses are charged to other comprehensive income. The credit loss component is the difference between the security’s amortized cost and the present value of its expected future cash flows discounted at the current effective rate. The remaining difference between the security’s fair value and the present value of its expected future cash flows is the noncredit loss. For corporate bonds, discounted cash flow analysis is based on historical and future cash flows. Cash flows include default and loss severity assumptions, where needed, based on adverse factors specific to the security, industry or geographic area in which it operates. Potential losses incurred on structured securities are based on expected loss models rather than incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g., unemployment rates, housing prices) and loan-specific information (e.g., delinquency rates, loan-to-value ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Redeemable preferred stock is stated at fair value. Common stock is Federal Home Loan Bank (“FHLB”) of Chicago activity stock, which is purchased or sold based on the level of funding agreements and is also stated at cost which approximates fair value.

Commercial mortgage loans (“CMLs”) acquired at fair value are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the U.S. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan losses (“ALL”) representing potential credit losses embedded in the CML portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors.

Policy loans represent loans the Company issues to policyholders. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in Net investment income in the Consolidated Statement of Operations and Comprehensive Income (Loss). Generally, interest is capitalized on the associated policy’s anniversary date.

Short-term investments include securities, certain money market securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates fair value.

Derivatives

As part of the Company’s overall risk management policy, the Company uses listed equity index options and futures and interest rate swaps to economically hedge its obligation under certain fixed indexed annuity and universal life contracts. Derivatives are carried in the Company’s Consolidated Balance Sheet either as assets within Other invested assets or as liabilities within Accrued expenses and other liabilities at estimated fair value. The Company offsets the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement. Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in Realized investment gains, net in the Consolidated Statement of Operations and Comprehensive Income (Loss). The notional amounts specified in the contracts are used to calculate contractual payments under the agreements and are generally not representative of the potential for gain or loss on these contracts.

Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indexes. Equity index futures contracts provide returns at specified or optional dates based upon a specified index or interest rate applied to a notional amount. The Company uses futures to hedge exposures in indexed annuity and life contracts. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of futures contracts is in cash.

Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option’s notional amount. The Company purchases and writes (sells) option contracts primarily to reduce market risk associated with certain annuity and life contracts. When the Company

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

purchases/sells option contracts at specific prices, it is required to pay/receive a premium to/from the counterparties. The amount of premium paid/received is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. The Company receives/pays cash equal to the premium of written/purchased options when the contract is established. Premiums paid are reported as a derivative asset and premiums received are reported as a derivative liability. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract in exchange for the equity upon which the option is written/purchased. If the options are not exercised, then no additional cash is exchanged when the contract expires. Index option contracts are cash settled upon exercise and the gain or loss on the settlement is reported in Realized investment gains, net. If the option contract expires without being exercised, the premiums paid or received are reported as Realized investment gains, net and the corresponding asset or liability previously recorded is reversed. The change in the fair value of options contracts are reported in Realized investment gains, net, with an adjustment to a corresponding asset or liability.

The Company employs interest rate swaps to reduce interest rate risk associated with specific investments supporting certain annuity contracts. An interest rate swap is an agreement between two counterparties in which one stream of future interest payments is exchanged for another. Interest rate swaps usually involve the exchange of a fixed interest rate for a floating rate, or vice versa, to reduce or increase exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate. Swaps provide returns at the reset dates based on respective interest rates applied to the notional amount with the net difference in resulting interest payments settled between the counterparties. The change in the fair value of the swap is reported in Realized investment gains, net, with an adjustment to the corresponding asset or liability. Cash flows received/paid at the reset dates are reported in net investment income and consist of any differences in the amounts of contractual interest calculated due to the respective counterparties based on changes in interest rates. Swaps usually terminate upon expiration and the remaining book value is offset to Realized investment gains, net. If terminated through sale, the difference between consideration received or paid and the remaining book value is recorded to Realized investment gains, net.

The Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company’s embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders, guaranteed minimum accumulation and withdrawal benefits in variable annuity contracts. The Company has reinsurance agreements to transfer all the risk related to guarantee minimum income, accumulation and withdrawal benefits in variable annuity contracts to third party reinsurers. None of these derivatives are designated as accounting hedging instruments and all are gross liabilities reported in policyholder account balances or future policy benefits and other policyholder liabilities. The Company also has derivatives embedded in certain inverse floater bonds which are held at fair value option. The fair value option is used for valuing these securities given the complexity of bifurcating the economic components associated with the embedded derivatives.

Investment Income and Realized Gains and Losses

Investment income primarily consists of interest and is recognized on an accrual basis using the effective yield method. Interest income for RMBS and CMBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received. For RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

maturities when the timing and amount of cash flows expected to be received is not reasonably estimable. It is the Company’s policy to cease to carry accrued interest on debt securities that are over 90 days delinquent or where collection of interest is improbable and commercial mortgage loans in default if deemed uncollectible or over 180 days past due. The Company held no investments in non-accrual status as of December 31, 2018 or December 31, 2017.

Realized investment gains and losses, net, include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales, including principal payments, are determined on a specific identification basis.

Recognition of Premium Revenues and Fees, and Related Policyholders’ Benefits and Interest Credited

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Surrenders on traditional life and death benefits are reflected in policyholder benefits.

Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the policyholder, interest credited to the policyholder account balance and contract charges assessed against the policyholder account balance. Premiums from these contracts are reported as policyholder account balances. Fee income from policyholders consist of fees assessed against the policyholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the policy prior to contractually specified dates. These charges are recognized as revenue when assessed against the policyholder account balance. Policyholder benefits include life-contingent benefit payments in excess of the policyholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as policyholder account balance deposits. Policy fees for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates and are recognized when assessed against the policyholder account balance.

Returns credited to policyholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on an equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

Policy charges for variable life and variable annuity products consist of fees assessed against the policyholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Policy benefits incurred for variable life and variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The Company incurs costs in connection with renewal insurance business. All acquisition-related costs, including commissions, as well as all indirect costs, are expensed as incurred and reported in Other expenses on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the years ended December 31, 2018, 2017 and 2016.

Reinsurance

Reinsurance accounting is applied for ceded and assumed transactions when the risk transfer provisions of ASC 944-40, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting. For short duration contracts, to meet risk transfer requirements the reinsurer must assume significant insurance risk and have a reasonable possibility of experiencing significant loss.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible.

Value of Business Acquired (“VOBA”)

For interest-sensitive life and annuity products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits (“EGPs”) from margins on mortality, interest, expenses, and surrenders, all of which are net of reinsurance and include actual realized gains and losses on investments. For non-interest sensitive life products, such as term life insurance, VOBA is amortized in relation to premium. VOBA is reviewed periodically for loss recognition to ensure that the unamortized balance is recoverable from future earnings from the business. The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS.

Separate Accounts

Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Consolidated Statement of Operations and Comprehensive Income (Loss). Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Future Policy Benefits and Other Policyholder Liabilities

Policy liabilities are established for future policy benefits on certain annuity, life, and long-term care policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. Changes in policy and contract claims are recorded in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss).

For ASC 944-20 Financial Services – Insurance Activities, products, benefit reserves are computed using the net level premium method for individual life, annuity and long-term care policies, and are based upon estimates as to future investment yield, mortality and lapse that include provisions for adverse deviation that were prevalent at the time the reserve was initially established. Mortality, morbidity and lapse assumptions for all policies are based on the Company’s own experience and industry standards.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported claims and claims adjustment expenses. A liability is also held for claims adjustment expenses incurred but not reported as of the balance sheet date. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary. Such adjustments are reflected in current operations.

Future policy benefit reserves for fixed indexed life and annuity policies with returns linked to the performance of a specified market index are equal to the excess of the sum of the fair value of the embedded derivatives and the host (or guaranteed) component over the policyholder account balance. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established as of the date of acquisition and is equal to the account value, plus the value of the unexpired options at the date of acquisition, less the embedded derivative, and accreted over the policy’s life at a constant rate of interest.

The Company holds additional liabilities for its no lapse guarantees (associated with universal life) and guaranteed minimum withdrawal benefits (associated with fixed indexed annuities). These are accounted for in accordance with ASC 944-20. Additional liabilities for no lapse guarantees on universal life products are calculated based on the application of a benefit ratio (the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract). The level and direction of the change in reserves will vary over time based on the emergence of actual experience and revisions to future assumptions.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised if the estimates discussed above are revised.

Policyholders’ Account Balances

Policyholders’ account balances represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Policyholders’ account balances primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

The Company holds additional liabilities for guaranteed minimum income benefits (“GMIB”) associated with variable annuities, which are accounted for in accordance with ASC 944-20. The reserves for certain living benefit features, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

minimum withdrawal benefits (“GMWB”) are accounted for as embedded derivatives, with fair values calculated as the present value of expected future benefit payments to contractholders less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. The Company’s GMIB, GMAB and GMWB reserves related to variable annuity business are ceded to external reinsurers. For additional information regarding the valuation of these optional living benefit features, see Note 10.

Income Taxes

Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial statement and income tax bases of assets and liabilities. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The realizability of deferred tax assets is assessed at each reporting date and a deferred tax asset valuation allowance is established when realization of such assets is not likely (less than 50% likelihood). Tax positions are assessed under a two-step approach, which requires the assessment of recognition and measurement. If necessary, a liability is established to reflect the expected settlement of uncertain tax positions. The Company reports interest expense related to income tax matters and tax penalties in other operating expenses in the Consolidated Statement of Operations and Comprehensive Income (Loss).

Other Long-Term Debt

Effective April 1, 2014, and with Nebraska Department of Insurance (the “NE DOI” or the “Department of Insurance”) approval, Lancaster Re issued a variable funding Surplus Note (the “Surplus Note”) to its affiliate, Lanis, LLC. for $513.0 million and acquired from Lanis a Vehicle Note (the “Vehicle Note”) for $513.0 million. The Vehicle Note is held to support a portion of Lancaster Re’s reinsurance obligations and has been authorized as an acceptable form of reinsurance collateral pursuant to Nebraska Rev. Stat. §44-8216(8)(c)(i) which allows a special purpose financial captive insurer to establish any method of security that the Department of Insurance deems acceptable. The scheduled maturity date of the Vehicle Note is April 1, 2034, and the scheduled maturity date of the Surplus Note is April 1, 2039, although each may be cancelled earlier or extended under certain conditions. The Surplus Note does not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the Department of Insurance. With pre-approval, the Surplus Note is increased each quarter with a corresponding increase in the Vehicle Note. With Department of Insurance pre-approval, interest on the Surplus Note for the prior quarter is paid on the first day of each subsequent quarter at a rate consistent with the rate received on the Vehicle Note of 4%. The Surplus Note and Vehicle Note increased by $41.5 million, $36.0 million, and $50.3 million in the years ended December 31, 2018, 2017 and 2016, respectively. Interest expense of $28.4 million, $26.9 million, and $25.1 million was recognized for the years ended December 31, 2018, 2017 and 2016, respectively. The Surplus Note is unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of Lancaster Re.

Other Assets and Accrued Expenses and Other Liabilities

Other assets consist primarily of premiums due, intangible assets, the Vehicle Note and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Reclassifications

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

Adoption of New Accounting Pronouncements

The Company considers the applicability and impact of all Accounting Standards Updates (“ASU”). ASU listed below represent those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued new guidance related to fair value measurement (ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement). The amendments are effective for fiscal years beginning after December 15, 2019 and interim periods within those fiscal years. The amendments remove certain disclosures, i.e., the amounts and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and the valuation processes for Level 3 fair value measurements. The amendments clarify that the measurement uncertainty disclosure is to communicate information about the uncertainty in measurement as of the reporting date. Changes also were made to ensure that the appropriate exercise of discretion by entities is employed when considering fair value measurement disclosures and that the decision can be based on materiality. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

In August 2018, the FASB issued new guidance on accounting for long-duration insurance contracts (ASU 2018-12, Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts). The amendments are effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years. The amendments require updates to the discount rates used in the accounting for long-duration insurance contracts, require market risk benefits to be accounted for at fair value, simplify the amortization of deferred acquisition costs and require extensive disclosures for future policy benefits reserves, policyholder account balances and deferred acquisition costs. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

In February 2018, the FASB issued new guidance on reporting comprehensive income (ASU 2018-02, Income Statement – Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from AOCI.) The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate or law in the Tax Cuts and Jobs Act of 2017 (“U.S. Tax Reform”) is recognized. Current GAAP guidance requires that the effect of a change in tax laws or rates on deferred tax liabilities or assets to be included in income from continuing operations in the reporting period that includes the enactment date, even if the related income tax effects were originally charged or credited directly to AOCI. The new guidance allows a reclassification of AOCI to retained earnings for stranded tax effects resulting from U.S. Tax Reform. The Company reclassified approximately $9.6 million of stranded tax effects resulting from U.S. Tax Reform from AOCI to retained earnings as of January 1, 2018.

In March 2017, the FASB issued new guidance on premium amortization of purchased callable debt securities (ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20)). The new guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The ASU shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

amortized to the earliest call date. However, the new guidance does not require an accounting change for securities held at a discount whose discount continues to be amortized to maturity. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In August 2016, the FASB issued new guidance on classification of certain cash receipts and cash payments (ASU 2016-15, Statement of Cash Flows (Topic 230)). The new guidance addresses eight specific cash flow issues with the objective of reducing the existing diversity in the current presentation. The adoption of this guidance as of January 1, 2018 did not have a material impact on the Company’s consolidated statement of cash flows.

In June 2016, the FASB issued new guidance for recording credit losses (ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Current GAAP requires an “incurred loss” methodology for recognizing credit losses that delays recognition until it is probable a loss has been incurred. The amendments replace the incurred loss impairment methodology with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information. The revisions affect loans, debt securities, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. Credit losses on available-for-sale fixed maturities carried at fair value will continue to be measured as other-than-temporary impairments when incurred, however, the losses will be recognized through an allowance and no longer as an adjustment to cost basis. The new guidance will also require purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to be recorded based on the contractual amounts due and an initial allowance recorded at the date of purchase. Improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its commercial mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

In February 2016, the FASB issued a new leasing standard (ASU 2016-02, Leases (Topic 842)). The leasing standard will be effective for calendar year-end public companies beginning after December 15, 2018, including interim periods within those fiscal years, and requires a modified retrospective transition approach. Early adoption is permitted. The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months. Leases would be classified as finance or operating leases and both types of leases will be recognized on the balance sheet. Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes. The new guidance will also require new qualitative and quantitative disclosures. The primary impact the adoption of this guidance will have on the Company’s consolidated financial statements is recognition of a lease asset and lease liability within the consolidated balance sheet. Based on the Company’s existing lease agreement at December 31, 2018, the Company would recognize a lease asset and lease liability of approximately $1.3 million.

In January 2016, the FASB issued new guidance on the recognition and measurement of financial instruments (ASU 2016-01, Financial Instruments – Overall (Subtopic 825-10); Recognition and Measurement of Financial Assets and Financial Liabilities). The guidance changed the accounting guidance related to (i) the classification and measurement of certain equity investments, and (ii) certain disclosures associated with the fair value of financial instruments. The adoption of this guidance as of January 1, 2018 did not have a material impact to the Company’s consolidated financial statements or related disclosure.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)). The guidance superseded nearly all existing revenue recognition guidance under GAAP; however, it did not impact the accounting for insurance contracts, leases, financial instruments and guarantees. The adoption of this guidance as of January 1, 2018 did not have a material impact to the Company’s consolidated statements or related disclosure.

3.	Investments

The amortized cost, gross unrealized gains and losses and fair value for fixed maturities as of December 31, 2018 and 2017 were as follows:

December 31, 2018		Gross	Gross
($ in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$305,336	$5,423	$(8,833)	$301,926
Obligations of U.S. States and Political Subdivisions	747,872	21,407	(6,814)	762,465
Foreign government	22,476	8	(2,507)	19,977
All other corporate securities	5,830,098	22,671	(328,363)	5,524,406
ABS	404,935	422	(13,312)	392,045
CMBS	307,430	1,494	(7,957)	300,967
RMBS	83,965	4,289	(566)	87,688
Redeemable preferred stock	14,800	—	—	14,800

Total fixed maturities, available for sale	$7,716,912	$55,714	$(368,352)	$7,404,274

December 31, 2017		Gross	Gross
($ in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$416,639	$5,322	$(12,366)	$409,595
Obligations of U.S. States and Political Subdivisions	741,343	37,908	(2,720)	776,531
Foreign government	24,242	234	(1,685)	22,791
All other corporate securities	6,169,204	258,440	(37,898)	6,389,746
ABS	478,329	5,289	(3,395)	480,223
CMBS	189,596	1,377	(3,148)	187,825
RMBS	127,439	6,520	(509)	133,450
Redeemable preferred stock	14,800	—	—	14,800

Total fixed maturities, available for sale	$8,161,592	$315,090	$(61,721)	$8,414,961

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Scheduled Maturities

The scheduled maturities for fixed maturities, available for sale, were as follows as of December 31, 2018:

($ in thousands)	Amortized Cost	Fair Value
Due in one year or less	$198,865	$198,415
Due after one year through five years	782,318	783,443
Due after five years through ten years	801,362	783,970
Due after ten years	4,927,645	4,651,395

Total before asset and mortgage-backed securities	$6,710,190	$6,417,223
Asset and mortgage-backed securities	1,006,722	987,051

Total fixed maturities	$7,716,912	$7,404,274

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. Asset and mortgage-backed securities are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Commercial Mortgage Loans

The Company diversifies its commercial mortgage loan portfolio by geographical region to reduce concentration risk. The Company’s commercial mortgage loan portfolio by geographical region was as follows as of December 31, 2018 and 2017:

($ in thousands)	December 31, 2018	December 31, 2017
Alabama	$815	$1,056
Arizona	36,110	20,009
California	145,023	173,101
Colorado	61,191	57,293
Florida	54,630	103,869
Georgia	20,144	63,526
Hawaii	3,895	5,020
Illinois	86,832	87,957
Iowa	538	791
Kansas	9,200	9,200
Kentucky	—	6,538
Maryland	—	19,851
Massachusetts	29,836	53,605
Minnesota	23,612	116,923
Nevada	80,396	80,768
New Jersey	20,773	34,101
New York	48,375	50,691
North Carolina	33,447	34,022
Ohio	12,322	12,526
Pennsylvania	50,351	1,007
South Carolina	24,766	1,310
Texas	109,735	100,066
Utah	—	7,823
Virginia	248	975
Washington	—	77
Wisconsin	834	1,082
General allowance for loan loss	—	—

Total commercial mortgage loans	$853,073	$1,043,187

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Credit Quality of Commercial Mortgage Loans

The credit quality of commercial mortgage loans held-for-investment was as follows at December 31, 2018 and 2017:

December 31, 2018	Recorded Investment
	Debt Service Coverage Ratios
($ in thousands)	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$628,279	$88,404	$37,446	$754,129	88.4%	$752,667	88.3%
65% to 75%	50,000	48,944	—	98,944	11.6%	99,367	11.7%
76% to 80%	—	—	—	—	0.0%	—	0.0%
Greater than 80%	—	—	—	—	0.0%	—	0.0%

Total	$678,279	$137,348	$37,446	$853,073	100.0%	$852,034	100.0%

December 31, 2017	Recorded Investment
	Debt Service Coverage Ratios
($ in thousands)	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$731,577	$48,895	$—	$780,472	74.8%	$782,640	74.9%
65% to 75%	222,771	39,944	—	262,715	25.2%	261,891	25.1%
76% to 80%	—	—	—	—	0.0%	—	0.0%
Greater than 80%	—	—	—	—	0.0%	—	0.0%

Total	$954,348	$88,839	$—	$1,043,187	100.0%	$1,044,531	100.0%

As of December 31, 2018 and 2017, the Company had no allowance for credit losses for commercial mortgage loans. As of December 31, 2018, $853.1 million of commercial mortgage and other loans were in current status with no commercial mortgage or other loans classified as past due. As of December 31, 2017, $1,043.2 million of commercial mortgage loans were in current status with no commercial mortgage or other loans classified as past due. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. During 2018 and 2017, the Company did not record any impairments related to commercial mortgage loans.

The Company’s commercial mortgages may occasionally be involved in a troubled debt restructuring. As of December 31, 2018 and 2017, the Company had no commitments to fund to borrowers that have been involved in a troubled debt restructuring. As of December 31, 2018 and 2017, the Company had no new troubled debt restructurings related to commercial mortgages and no payment defaults on commercial mortgages.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Other Invested Assets

Other invested assets were as follows as of December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
($ in thousands)
Low income housing tax credit properties	$—	$138
Derivatives	2,976	21,045

	$2,976	$21,183

Net Investment Income

Net investment income for the years ended December 31, 2018, 2017 and 2016 was as follows:

	2018	2017	2016
($ in thousands)
Fixed maturities, available for sale	$332,082	$345,299	$330,253
Fixed maturties, trading	5,963	3,424	—
Fixed maturities, fair value option	234	331	454
Common stock	314	224	—
Commercial mortgage loans	43,781	56,510	69,360
Cash, cash equivalents and short-term investments	4,262	1,718	1,007
Other investments	8,703	8,421	8,845

Gross investment income	$395,339	$415,927	$409,919
Investment expenses	14,527	14,814	12,836

Net investment income	$380,812	$401,113	$397,083

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Realized investment gains, net
Fixed maturities, available for sale	$(45,240)	$11,434	$66,560
Fixed maturities, trading	(1,864)	1,081	—
Fixed maturties, fair value option	(247)	405	(733)
Commercial mortgage loans	1,201	5,935	4,037
Derivatives	(7,136)	19,360	3,856
Other invested assets	(9)	(92)	—

Net realized gains (losses)	$(53,295)	$38,123	$73,720

There were $4.8 million in other-than-temporary impairment losses recorded in the year ended December 31, 2018. These securities were impaired to fair value as of the impairment date and were considered credit impairments. There were $4.4 million in other-than-temporary impairment losses recorded in the year ended December 31, 2017. There were no other-than-temporary impairment losses recorded in the year ended December 31, 2016.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Proceeds from sales of fixed maturities and gross realized investment gains and losses for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$919,347	$1,496,242	$3,027,998
Gross investment gains from sales	4,682	29,271	109,282
Gross investment losses from sales	(42,996)	(11,893)	(35,136)

Proceeds from sales excludes non-taxable exchanges of $5.4 million, $11.0 million, and $11.1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Unrealized Investment Gains and Losses

The gross unrealized losses and fair value of fixed maturities, available for sale, by the length of time that individual securities have been in a continuous unrealized loss position were as follows as of December 31, 2018 and 2017:

December 31, 2018	Less than 12 months		Greater than 12 months
($ in thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$40,085	$(1,337)	$139,944	$(7,496)	$180,029	$(8,833)
Obligations of U.S. States and Political Subdivisions	113,634	(1,932)	75,444	(4,882)	189,078	(6,814)
Foreign government	8,894	(2)	10,573	(2,505)	19,467	(2,507)
All other corporate securities	3,626,045	(222,408)	805,107	(105,955)	4,431,152	(328,363)
ABS	237,153	(4,935)	107,437	(8,377)	344,590	(13,312)
CMBS	110,483	(2,936)	86,765	(5,021)	197,248	(7,957)
RMBS	10,028	(85)	13,793	(481)	23,821	(566)

Total fixed maturities	$4,146,322	$(233,635)	$1,239,063	$(134,717)	$5,385,385	$(368,352)

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

December 31, 2017	Less than 12 months		Greater than 12 months
($ in thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$215,767	$(3,499)	$107,344	$(8,867)	$323,111	$(12,366)
Obligations of U.S. States and Political Subdivisions	38,171	(825)	45,877	(1,895)	84,048	(2,720)
Foreign government	296	(4)	11,098	(1,681)	11,394	(1,685)
All other corporate securities	740,795	(6,841)	489,367	(31,057)	1,230,162	(37,898)
ABS	77,050	(689)	99,327	(2,706)	176,377	(3,395)
CMBS	72,725	(593)	36,540	(2,555)	109,265	(3,148)
RMBS	6,908	(118)	21,835	(391)	28,743	(509)

Total fixed maturities	$1,151,712	$(12,569)	$811,388	$(49,152)	$1,963,100	$(61,721)

Portfolio Monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed maturity security whose carrying value may be other-than-temporarily impaired.

For each fixed maturity security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed maturity security and it is not more likely than not the Company will be required to sell the fixed maturity security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed maturity security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed maturity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains and Losses in AOCI

The changes in unrealized gains and losses in accumulated other comprehensive income (loss) (“AOCI”) were as follows for the years ended December 31, 2018, 2017 and 2016:

($ in thousands)	Net Unrealized Gain (Losses) on Investments	VOBA	Future Policy Benefits and Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2015	$(327,781)	$36,774	$52,906	$83,402	$(154,699)
Net investment gains and losses on investments arising during the period	160,311	—	—	(56,111)	104,200
Reclassification adjustment for gains and losses included in net income	(81,920)	—	—	28,672	(53,248)
Impact of net unrealized investment gains and losses on VOBA	—	(30,948)	—	10,832	(20,116)
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	(28,924)	10,123	(18,801)

Balance, December 31, 2016	$(85,550)	$5,826	$23,982	$19,574	$(36,168)
Net investment gains and losses on investments arising during the period	332,918	—	—	(111,486)	221,432
Reclassification adjustment for gains and losses included in net income	(6,001)	—	—	2,100	(3,901)
Impact of net unrealized investment gains and losses on VOBA	—	(21,843)	—	7,645	(14,198)
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	(157,156)	55,005	(102,151)

Balance, December 31, 2017	$253,369	$(16,017)	$(133,174)	$(31,362)	$72,816
Net investment gains and losses on investments arising during the period	(560,739)	—	—	117,756	(442,983)
Reclassification adjustment for gains and losses included in net income	5,268	—	—	(1,106)	4,162
Establishement of valuation allowance related to deferred income tax assets	—	—	—	(65,654)	(65,654)
Impact of net unrealized investment gains and losses on VOBA	—	45,560	—	(9,568)	35,992
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	251,235	(52,760)	198,475
Implementation of accounting standard related to the reclassification of certain tax effects	—	—	—	9,558	9,558

Balance, December 31, 2018	$(312,638)	$29,543	$118,061	$(30,924)	$(195,958)

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

4.	Derivative Financial Instruments

See Note 2 for a description of the Company’s accounting policies for derivatives and Note 5 for information about the fair value hierarchy for derivatives.

The notional and fair value positions of derivative financial instruments as of December 31, 2018 and 2017 were as follows:

	December 31, 2018				December 31, 2017
	Notional		Gross Fair Value		Notional		Gross Fair Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
($ in thousands)
Assets
Equity Options	$338,470	$324,047	$5,099	$(1,584)	$237,250	$234,375	$39,397	$(18,352)
Futures	—	9,934	—	(539)	—	—	—	—
Liabilities
Policyholders account balances
Derivatives embedded in life and annuity contracts
Equity-indexed annuity contracts (2)	$—	$924,733	$—	$(44,947)	$—	$1,095,253	$—	$(57,531)
Equity-indexed life contracts	—	588,299	—	(8,624)	—	531,800	—	(29,911)
Guaranteed accumulation benefits (1)	—	40,469	—	(5,203)	—	53,517	—	(4,557)
Guaranteed withdrawal benefits (1)	—	8,070	—	(113)	—	9,939	—	(113)

(1)	These amounts are fully ceded in accordance with the Company’s reinsurance agreements. The corresponding receivables have been excluded from the table above.
(2)	Notional amount represents account value of equity indexed contracts

The standardized ISDA Master Agreement under which the Company’s derivative transactions are executed include provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex (“CSA”) have been executed. At December 31, 2018 and 2017, the Company held $1.0 million and $0.3 million in cash and securities collateral pledged to trade counterparties, respectively. This cash collateral is reported in Cash on the Consolidated Balance Sheets.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The amount and location of gains (losses) recognized in income, net of reinsurance, for derivatives that were not designated or qualifying as hedging instruments for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018		2017		2016
	Realized Investment Gains (Losses)	Policyholder Benefits	Realized Investment Gains (Losses)	Policyholder Benefits	Realized Investment Gains (Losses)	Policyholder Benefits
($ in thousands)
Assets
Equity options	$(7,123)	$—	$17,969	$—	$2,472	$—
Futures	(13)	—	1,391	—	884	—
Interest rate swaps	—	—	—	—	500	—
Liabilities
Policyholders’ account balances
Equity-indexed annuity contracts	$—	$12,584	$—	$(1,660)	$—	$8,267
Equity-indexed life contracts	—	194	—	(168)	—	(121)

5.	Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Consolidated Balance Sheets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2	Assets and liabilities whose values are based on the following:

(a)   Quoted prices for similar assets or liabilities in active markets;

(b)   Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c)   Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

There are no assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2018 or 2017. The Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2018 and 2017 were as follows:

December 31, 2018

Description for Each Class of Asset or Liability

	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets at fair value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$94,902	$206,690	$334	$301,926
Obligations of U.S. States and Political Subdivisions	—	762,465	—	762,465
Foreign government	—	19,977	—	19,977
All other corporate securities	—	5,511,797	12,609	5,524,406
ABS	—	391,260	785	392,045
CMBS	—	300,967	—	300,967
RMBS	—	87,688	—	87,688
Redeemable preferred stock	—	14,800	—	14,800
Fixed maturities, trading	—	197,651	—	197,651
Fixed maturities, fair value option	—	10,028	—	10,028
Common stock	—	—	6,988	6,988
Short-term investments	269,016	—	—	269,016
Other invested assets
Equity options	3,515	—	—	3,515
Futures	(539)	—	—	(539)
Separate accounts assets	1,266,912	—	—	1,266,912

Total assets at fair value	$1,633,806	$7,503,323	$20,716	$9,157,845

Liabilities at fair value
Policyholders’ account balances
Equity indexed annuity contracts	$—	$—	$(44,947)	$(44,947)
Equity indexed life contracts	—	(8,624)	—	(8,624)
Guaranteed minimum accumulation benefits	—	—	(5,203)	(5,203)
Guaranteed minimum withdrawal benefits	—	—	(113)	(113)
Separate accounts liabilities	(1,266,912)	—	—	(1,266,912)

Total liabilities at fair value	$(1,266,912)	$(8,624)	$(50,263)	$(1,325,799)

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

December 31, 2017

Description for Each Class of Asset or Liability

	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets at fair value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$156,959	$247,739	$4,897	$409,595
Obligations of U.S. States and Political Subdivisions	—	776,531	—	776,531
Foreign government	—	22,791	—	22,791
All other corporate securities	—	6,371,395	18,351	6,389,746
ABS	—	462,290	17,933	480,223
CMBS	—	187,825	—	187,825
RMBS	—	133,450	—	133,450
Redeemable preferred stock	—	14,800	—	14,800
Fixed maturities, trading		97,819		97,819
Fixed maturities, fair value option	—	12,095	—	12,095
Common stock	—	—	8,152	8,152
Short-term investments	190,376	—	—	190,376
Other invested assets
Equity options	21,045	—	—	21,045
Separate accounts assets	1,460,380	—	—	1,460,380

Total assets at fair value	$1,828,760	$8,326,735	$49,333	$10,204,828

Liabilities at fair value
Policyholders’ account balances
Equity indexed annuity contracts	$—	$—	$(57,531)	$(57,531)
Equity indexed life contracts	—	(29,911)	—	(29,911)
Guaranteed minimum accumulation benefits	—	—	(4,557)	(4,557)
Guaranteed minimum withdrawal benefits	—	—	(113)	(113)
Separate accounts liabilities	(1,460,380)	—	—	(1,460,380)

Total liabilities at fair value	$(1,460,380)	$(29,911)	$(62,201)	$(1,552,492)

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Fixed Maturities, Fair Value Option and Trading Securities

The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above,

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. U.S. Treasury securities are included within Level 1 due to the market activity. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities and redeemable preferred stock, which are comprised of investments in private placement securities, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made. No private placement securities were classified as Level 3 as of December 31, 2018 or 2017.

Common Stock

The Company’s investment in common stock is not practicable to measure at fair value due to the redemption provisions. Therefore, carrying value approximates fair value.

Short-term Investments

Short-term investments are primarily money market securities valued using unadjusted quoted prices in active markets that are accessible for identical assets and classified as Level 1.

Other Invested Assets

The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Separate Account Assets and Liabilities

Separate account assets and liabilities consist principally of investments in mutual fund shares. The fair values are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy.

Policyholders’ Account Balances

The liabilities for guarantees primarily associated with the optional living benefit features of certain variable annuity contracts and equity indexed annuity contracts are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

The liabilities for guarantees primarily associated with the optional living benefit features of certain equity indexed life contracts are calculated based on the fair value of the underlying hedging instrument for these contracts.

Level 3 Fair Value Measurements

Quantitative information about the significant unobservable inputs used in Level 3 fair value measurements was as follows as of December 31, 2018 and 2017:

December 31, 2018

($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Equity indexed annuity contracts	$(44,947)	Option Pricing Technique	Projected Option Cost	1.40% - 1.63%	1.48%

December 31, 2017

($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Equity indexed annuity contracts	$(57,531)	Option Pricing Technique	Projected Option Cost	1.40% - 1.64%	1.42%

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Excluded from the table above at December 31, 2018 and 2017 are approximately $20.7 million and $49.3 million, respectively, Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. These investments primarily consist of certain public debt securities with limited trading activity, including asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

The table above also excludes underlying quantitative inputs related to liabilities held for the Company’s guaranteed minimum accumulation benefits and guaranteed withdrawal benefits. These liabilities are not developed by the Company as they are 100% ceded to external reinsurers. The development of these liabilities generally involve actuarially determined models and could result in the Company reporting significantly higher or lower fair value measurements for these Level 3 investments.

The rollforward of Level 3 assets and liabilities held at fair value on a recurring basis for the years ended December 31, 2018, 2017 and 2016 was as follows:

($ in thousands)	Balance, January 1, 2018	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2018
Assets
Fixed income maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$4,897	$(1,297)	$211	$—	$(3,477)	$—	$—	$—	$—	$334
All other corporate securities	18,351	(27)	(26)	—	(965)	—	(2,077)	—	(2,647)	12,609
ABS	17,933	81	(632)	1,931	(16,157)	—	—	—	(2,371)	785
Common stock	8,152	—	—	—	—	110	(1,274)	—	—	6,988
Liabilities
Equity indexed annuity contracts	(57,531)	12,584	—	—	—	—	—	—	—	(44,947)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits (1)	(4,670)	(646)	—	—	—	—	—	—	—	(5,316)

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

($ in thousands)	Balance, January 1, 2017	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2017
Assets
Fixed income maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$6,573	$(1,308)	$(368)	$—	$—	$—	$—	$—	$—	$4,897
All other corporate securities	19,351	(8)	121	—	—	—	—	—	(1,113)	18,351
ABS	26,135	1,509	873	—	(8,828)	16,817	—	—	(18,573)	17,933
Common stock	5,100	—	—	—	—	3,052	—	—	—	8,152
Liabilities
Equity indexed annuity contracts	(55,871)	(1,660)	—	—	—	—	—	—	—	(57,531)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits (1)	(6,835)	2,165	—	—	—	—	—	—	—	(4,670)

($ in thousands)	Balance, January 1, 2016	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2016
Assets
Fixed income maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$—	$(491)	$187	$—	$—	$6,877	$—	$—	$—	$6,573
All other corporate securities	11,520	(123)	(246)	15,370	(4,483)	—	(955)	—	(1,732)	19,351
ABS	14,260	(53)	347	3,093	—	11,165	—	—	(2,677)	26,135
Common stock	—	—	—	—	—	5,100	—	—	—	5,100
Liabilities
Equity indexed annuity contracts	(64,138)	8,267	—	—	—	—	—	—	—	(55,871)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits (1)	(7,814)	979	—	—	—	—	—	—	—	(6,835)

(1)	These amounts are 100% ceded in accordance with the Company’s reinsurance agreements.

Transfers into Level 3 are generally the result of unobservable inputs utilized within the valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Fair Values of Certain Other Investments

The financial instruments presented below are reported at carrying value on the Company’s Consolidated Balance Sheet. However, in some cases, the carrying amount equals or approximates fair value. The carrying amount and fair value by fair value hierarchy level of certain financial instruments not reported at fair value as of December 31, 2018 and 2017 were as follows:

December 31, 2018
	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets
Commercial mortgage loans	$—	$—	$852,034	$852,034
Policy loans	—	—	176,782	176,782
Cash and cash equivalents	6,177	—	—	6,177
Vehicle note	—	—	763,570	763,570

Total assets at fair value	$6,177	$—	$1,792,386	$1,798,563

Liabilities at fair value
Policyholders’ account balances — investment contracts	$—	$—	$4,824,055	$4,824,055
Other long-term debt	—	—	763,570	763,570

	$—	$—	$5,587,625	$5,587,625

December 31, 2017
	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets
Commercial mortgage loans	$—	$—	$1,044,531	$1,044,531
Policy loans	—	—	178,437	178,437
Cash and cash equivalents	78,801	—	—	78,801
Vehicle note	—	—	736,925	736,925

Total assets at fair value	$78,801	$—	$1,959,893	$2,038,694

Liabilities at fair value
Policyholders’ account balances — investment contracts	$—	$—	$5,439,621	$5,439,621
Other long-term debt	—	—	736,925	736,925

	$—	$—	$6,176,546	$6,176,546

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans.

Policy Loans

The fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Cash and Cash Equivalents

The Company believes that due to the short-term nature of certain assets, including sweep account balances, the carrying value approximates fair value.

Vehicle Note and Other Long-Term Debt

The fair value of the Vehicle note and Other long-term debt is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate.

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

6.	Reinsurance

The Company has agreements that provide for reinsurance of certain policy-related risks. Under the agreements, premiums, contract charges, interest credited to policyholder funds, policy benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life and long-term care policies under coinsurance agreements and yearly renewable term agreements. As of December 31, 2018 and December 31, 2017, approximately 88.2% and 99.8%, respectively, of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P. ALIC represents approximately 73% of the Company’s reinsurance recoverables as of December 31, 2018 and 2017, respectively, and is supported by a comfort trust of approximately $5.9 billion as of December 31, 2018 and 2017.

The Company is party to an experience rated modified coinsurance and monthly renewal term reinsurance arrangement with an external reinsurer under which risk on certain universal life and fixed annuity products is transferred. No portion of the assets constituting the consideration has been transferred to the reinsurer. This agreement was structured to finance reserves on certain universal life and fixed annuity products, in exchange for a fee based on those reserves. The profit to the reinsurer expected on the modified coinsurance and monthly renewable term portions is returned through an experience refund. The Company has determined that this agreement does not fulfill the requirements of risk transfer under generally accepted accounting principles and is accounted for on a deposit method of accounting. As of December 31, 2018 and 2017, the Company had a deposit receivable and a modified coinsurance payable of $1.0 billion and $1.1 billion, respectively, related to this agreement.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The effects of reinsurance on premiums earned and fee income from policyholders for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Direct	$1,246,952	$1,294,462	$1,328,917
Assumed	5,118	4,768	4,749
Ceded	(900,842)	(949,894)	(971,047)

Premiums and fee income, net of reinsurance	$351,228	$349,336	$362,619

The effects of reinsurance on return credited to policyholders’ account balances and policyholder benefits for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Direct	$1,519,057	$1,668,358	$1,643,710
Assumed	4,854	6,003	6,453
Ceded	(842,505)	(957,374)	(931,557)

Return credited to policyholders’ account balances and policyholders’ benefits, net of reinsurance	$681,406	$716,987	$718,606

7.	Income Taxes

The Company is party to a federal income tax allocation agreement (the “Tax Allocation Agreement”) with Lancaster Re. The Company and Lancaster Re file a separate life consolidated federal income tax return under Internal Revenue Code Section 1504 (c)(1).

The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax contingencies/benefits as of December 31, 2018 and 2017. As of December 31, 2018, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date. No amounts have been accrued for interest or penalties.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The components of the deferred income tax assets and liabilities as of December 31, 2018 and 2017 were as follows:

	December 31, 2018	December 31, 2017
($ in thousands)
Deferred tax assets
Policyholder reserves	$1,319,161	$1,351,638
Deferred acquisition costs	64,394	50,739
Deferred financing costs	—	2,154
Investments	61,318	—
Other assets	7,611	3,800

Total deferred tax assets	$1,452,484	$1,408,331
Valuation allowance	(65,654)	—
Deferred tax assets, after valuation allowance	$1,386,830	$1,408,331

Deferred tax liabilities
Value of business acquired	$(32,397)	$(28,356)
Amounts recoverable from reinsurers	(1,383,677)	(1,347,620)
Intangibles	(1,092)	(1,092)
Investments	(533)	(54,605)
Other liabilities	(731)	(1,243)

Total deferred tax liabilities	$(1,418,430)	$(1,432,916)

Net deferred tax asset (liability)	$(31,600)	$(24,585)

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that any tax attribute carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) prudent and feasible tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Management determined that as of December 31, 2018, the objective negative evidence represented by the Company’s recent losses outweighed the more subjective positive evidence and, as a result, recognized a full valuation allowance on its deferred tax assets relating to unrealized losses on fixed maturities. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable. The Company had no valuation allowance as of December 31, 2017.

At December 31, 2018, the Company had $0.3 million of tax credit carryforwards and no net operating or capital loss carryforwards.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
($ in thousands)
Expected federal income tax expense (benefit)	$(15,662)	$(2,124)	$16,135
Dividends received deduction	(890)	(1,960)	(1,960)
Tax reform	—	(11,461)	—
Tax rate differential on capital loss carryback, etc.	(9,769)	—	—
Other	(523)	(268)	472

Total income tax expense	$(26,844)	$(15,813)	$14,647

On December 22, 2017, U.S. Tax Reform was enacted, which made significant changes to federal income tax laws, including, but not limited to: (1) reduction in the overall maximum corporate income tax rate from 35% to 21%; (2) changes to the computations for the dividends received deduction, tax reserves, and deferred acquisition costs; and (3) elimination of the net operating loss (“NOL”) carryback and limiting NOL carryforward deductions to 80% of taxable income for life insurance companies.

The SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address situations where a company does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting under ASC Topic 740 Income Taxes for certain income tax effects of Tax Reform for the reporting period of enactment. SAB 118 allows the Company to provide a provisional estimate of the impacts of Tax Reform during a measurement period similar to the measurement period used when accounting for business combinations. Adjustments to provisional estimates and additional impacts from Tax Reform must be recorded as they are identified during the measurement period as provided for in SAB 118. Because changes in tax laws are accounted for in the period of enactment, and in accordance with SAB 118, the Company provisionally remeasured its deferred tax assets and liabilities based on the 21% tax rate at which they are expected to reverse in the future and has recorded a tax benefit of $11.5 million as a discrete item in the prior year provision for income taxes. We do not anticipate any significant changes to the amounts recorded.

The Company does not yet know how these federal tax law changes may affect state and local income tax provisioning, but any such impacts are not considered material to the Company’s financial position or operating results.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 21%. Prior to U.S. Tax Reform, the DRD related to variable life insurance and annuity contracts was generally based on a company-specific percentage referred to as the company’s share. U.S. Tax Reform now specifies the calculation to a specific percentage subsequent to 2017. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

The Company is subject to examination by U.S. federal, state, and local income tax authorities. While the Company is not currently under any examinations, tax years 2014 and forward are generally open and available for examination.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

8.	Future Policy Benefits and Other Policyholder Liabilities

Life insurance liabilities include reserves for death benefits and other policy benefits. As of December 31, 2018 and 2017, future policy benefits and other policyholder liabilities consisted of the following:

	December 31, 2018	December 31, 2017
($ in thousands)
Traditional life insurance	$1,612,347	$1,607,149
Immediate fixed annuities	411,410	466,723
Accident and health insurance	1,918,570	1,809,006
Equity indexed annuities	16,547	32,601
Other	1,501,239	1,594,571

Total	$5,460,113	$5,510,050

Future policy benefits are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of present values range from 2.5% to 6.0% for setting reserves.

Accident and health insurance future policy benefit reserves include gross unpaid claim reserves of $288.2 million and $256.7 million as of December 31, 2018 and 2017, respectively. These amounts are fully reinsured as of December 31, 2018 and 2017.

9.	Policyholder Account Balances

As of December 31, 2018 and 2017, policyholders’ account balances consisted of the following:

	December 31, 2018	December 31, 2017
($ in thousands)
Interest-sensitive life contracts	$5,559,712	$5,499,037
Individual annuities	4,240,012	4,761,155
Funding agreements	350,013	408,165
Other	8,170	8,554

Total policyholders’ account balances	$10,157,907	$10,676,911

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 6.0% for interest sensitive contracts. Interest crediting rates for individual annuities range from 0.0% to 6.0%. Interest crediting rates for funding agreements range from 0.5% to 1.0%.

10.	Certain Nontraditional Long-Duration Contracts

The Company offered traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also offered variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with and without market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. All of the risks associated with the Company’s variable annuity contracts are reinsured with external reinsurers.

In addition, the Company issued certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in fee income from policyholders and changes in liabilities for minimum guarantees are generally included in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss).

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within Future policy benefits and other policyholder liabilities or Policyholders’ account

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

balances. As of December 31, 2018 and 2017, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2018
($ in millions)	In the Event of Death	At Annuitization/ Accumulation	For Cumulative Periodic Withdrawals	Accumulation at Specified Dates
Variable Annuity Contracts
Separate account value	$443.6	$98.2	$8.1	$40.4
Net amount at risk	$60.3	$14.8	$0.5	$6.3
Average attained age of contractholders	63 years	N/A	N/A	N/A
Weighted average waiting period until guarantee date	N/A	None	N/A	5 years
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$320.3
General account value	$3,610.2
Net amount at risk	$64,931.8
Average attained age of contractholders	51 years

	December 31, 2017
($ in millions)	In the Event of Death	At Annuitization/ Accumulation	For Cumulative Periodic Withdrawals	Accumulation at Specified Dates
Variable Annuity Contracts
Separate account value	$543.4	$121.8	$9.9	$52.9
Net amount at risk	$44.1	$10.6	$0.1	$4.6
Average attained age of contractholders	62 years	N/A	N/A	N/A
Weighted average waiting period until guarantee date	N/A	None	N/A	5 years
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$396.7
General account value	$3,687.9
Net amount at risk	$71,791.0
Average attained age of contractholders	50 years

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Liabilities for Guarantee Benefits

The liabilities for guaranteed minimum death benefits (“GMDB”) and secondary guarantees on interest-sensitive life and fixed annuities are included in Future policy benefits and other policyholder liabilities on the Consolidated Balance Sheet and the related changes in the liabilities are included in Policyholder benefits in the Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2018, 2017 and 2016. Guaranteed minimum income benefits (“GMIB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as bifurcated embedded derivatives and are recorded at fair value within Policyholders’ account balances on the Consolidated Balance Sheet. The changes in general account liabilities for guarantees on variable contracts were as follows:

	GMDB	GMIB	GMWB/GMAB	Secondary Guarantees
($ in thousands)	Variable Annuity	Variable Annuity	Variable Annuity	Interest- Sensitive Life and Fixed Annuities	Total
Balance as of December 31, 2015	$8,844	$5,663	$7,814	$741,285	$763,606

Less: reinsurance recoverable	8,844	5,663	7,814	100,317	122,638

Net balance as of December 31, 2015	—	—	—	640,968	640,968
Incurred guarantee benefits	—	—	—	316,344	316,344
Paid guarantee benefits	—	—	—	(156,067)	(156,067)

Net change	—	—	—	160,277	160,277
Net balance as of December 31, 2016	—	—	—	801,245	801,245
Plus reinsurance recoverable	8,626	3,440	6,835	122,608	141,509

Balance as of December 31, 2016	$8,626	$3,440	$6,835	$923,853	$942,754

Less: reinsurance recoverable	8,626	3,440	6,835	122,608	141,509

Net balance as of December 31, 2016	—	—	—	801,245	801,245
Incurred guarantee benefits	—	—	—	309,455	309,455
Paid guarantee benefits	—	—	—	(151,946)	(151,946)

Net change	—	—	—	157,509	157,509
Net balance as of December 31, 2017	—	—	—	958,754	958,754
Plus reinsurance recoverable	7,516	2,248	4,670	149,618	164,052

Balance as of December 31, 2017	$7,516	$2,248	$4,670	$1,108,372	$1,122,806

Less: reinsurance recoverable	7,516	2,248	4,670	149,618	164,052

Net balance as of December 31, 2017	—	—	—	958,754	958,754
Incurred guarantee benefits	—	—	—	307,878	307,878
Paid guarantee benefits	—	—	—	(201,517)	(201,517)

Net change	—	—	—	106,361	106,361
Net balance as of December 31, 2018	—	—	—	1,065,115	1,065,115
Plus reinsurance recoverable	9,903	3,299	5,316	169,022	187,540

Balance as of December 31, 2018	$9,903	$3,299	$5,316	$1,234,137	$1,252,655

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

11.	Value of Business Acquired

The following changes to the VOBA asset occurred for the years ended December 31, 2018, 2017 and 2016:

($ in thousands)	2018	2017	2016
Balance at beginning of period	$135,031	$186,701	$247,702
Business acquired	—	—	—
Amortized to expense during the year (1)	(26,321)	(29,827)	(30,053)
Adjustment for unrealized investment losses during the year	45,560	(21,843)	(30,948)

Balance at end of year	$154,270	$135,031	$186,701

(1)	Amount is included in Operating and acquisition expenses on the Consolidated Statements of Operations and Other Comprehensive Income (Loss)

The estimated percentages of the VOBA balance to be amortized for the years indicated were as follows:

VOBA Amortization
2019	13%
2020	11%
2021	9%
2022	8%
2023 and thereafter	59%

12.	Commitments and Contingencies

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

The Company is currently being examined by certain states for compliance with unclaimed property laws, premium tax and market conduct compliance. It is possible that these examinations may result in additional payments to states and to changes in the Company’s practices and procedures, which could impact benefit payments, operating and acquisition expenses and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2018, the Company accrued $3.8 million for guaranty fund assessments which is expected to be offset by estimated future premium tax deductions of $3.4 million. At December 31, 2017, the Company accrued $3.3 million for guaranty fund assessments.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company’s financial condition. Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the consolidated financial position or results of operations.

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, information technology agreements and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The Company had the following restricted assets:

•	Certain bonds were on deposit with governmental authorities as required by law with market values of $8.4 million and $8.6 million at December 31, 2018 and 2017, respectively.

•	Derivative cash collateral received was reported as cash equivalents of $1.0 million and $0.3 million at December 31, 2018 and 2017, respectively.

•

Funds pledged on certain mortgage loans held in the investment portfolio to finance property improvements on underlying real estate totaling $4.8 million and $8.5 million at December 31, 2018 and 2017, respectively.

•

The Company is a member of the FHLB and is required to pledge collateral to back funding agreements issued to the FHLB. Assets with a market value of approximately $513.2 and $538.7 million were pledged as collateral to the FHLB as of December 31, 2018 and 2017, respectively.

13.	Regulatory Capital and Dividends

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner. Statutory accounting practices differ from GAAP primarily since they require establishing life insurance reserves based on different actuarial assumptions and valuing certain investments at amortized cost. Statutory accounting practices do not give recognition to purchase accounting adjustments.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Statutory net income was $36 million, $64 million, and $52 million for the years ended December 31, 2018, 2017 and 2016, respectively. Statutory capital and surplus was $380 million and $426 million as of December 31, 2018 and December 31, 2017, respectively.

Dividend Limitations

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the Department of Insurance is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as, the timing and amount of dividends paid in the preceding twelve months. In connection with HoldCo’s acquisition of Lincoln Benefit, prior approval of the Nebraska Director of Insurance is required for the Company for any dividend or distribution for five years subsequent to April 1, 2014. The Company paid dividends of $15.0 million, $70.0 million, and $42.0 million during the years ended December 31, 2018, 2017 and 2016, respectively.

Other

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements.

14.	Leases

The Company has a lease agreement to lease office space under a non-cancellable operating lease agreement.

The minimum aggregate rental commitments as of December 31, 2018 were as follows:

($ in thousands)
2019	$230
2020	218
2021	224
2022	229
2023	235
All future years	529

Aggregate total	$1,665

15.	Related Parties

Under the management services agreement with HoldCo, HoldCo and Lincoln Benefit provide services to each other including but not limited to compliance, legal, risk management, accounting and reporting, treasury, tax and other management related services. Services are provided at cost. HoldCo provided $22.4 million, $18.9 million, and $14.1 million in services to Lincoln Benefit for the years ended December 31, 2018, 2017 and 2016, respectively.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The Company has a Fee Letter (the “Fee Letter”) with Lanis LLC (“Lanis”) pursuant to which the Company will pay Lanis the risk spread due on the Vehicle Note issued by Lanis to Lancaster Re. The total expense related to this risk spread for the years ended December 31, 2018, 2017 and 2016 was approximately $8.3 million, 7.8 million, and $7.3 million, respectively.

The Company reported the following receivables/ (payables) to affiliates as of December 31, 2018 and 2017:

($ in thousands)	December 31, 2018	December 31, 2017
HoldCo	$(5,288)	$(4,715)
Lanis	$(2,131)	$(2,015)

Intercompany receivable and payable balances are evaluated on an individual company basis. Intercompany balances are generally settled quarterly.

The Company’s stock was pledged as collateral on HoldCo’s term loan agreement with a syndicate of lenders (“Term Loan”). The Term Loan was paid off in 2018.

On April 1, 2014, the Company and HoldCo entered into a Letter Agreement whereby from and after the fifth anniversary of the date of the agreement, if the Company makes any payment pursuant to the Fee Letter, within ten business days of such payment by the Company, HoldCo shall reimburse the Company in cash in an amount equal to such payment by the Company.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Schedule I Summary of Investments Other Than Investments in Related Parties

December 31, 2018	Amortized Cost	Fair Value	Amount at which shown in the Consolidated Balance Sheet
($ in thousands)
Type of Investment
Fixed maturities:
Available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$305,336	$301,926	$301,926
Obligations of U.S. States and Political Subdivisions	747,872	762,465	762,465
Foreign government	22,476	19,977	19,977
All other corporate bonds	5,830,098	5,524,406	5,524,406
ABS	404,935	392,045	392,045
CMBS	307,430	300,967	300,967
RMBS	83,965	87,688	87,688
Redeemable preferred stock	14,800	14,800	14,800

Total fixed maturities, available for sale	$7,716,912	$7,404,274	$7,404,274
Trading securities	194,785	197,651	197,651
Fair value option securities	10,603	10,028	10,028

Total fixed maturities	$7,922,300	$7,611,953	$7,611,953
Other securities:
Common stock	$6,988	$6,988	$6,988
Commercial mortgage loans	853,073	852,034	853,073
Derivatives	13,527	2,976	2,976
Policy loans	176,782	176,782	176,782
Short-term investments	269,016	269,016	269,016

Total other securities	$1,319,386	$1,307,796	$1,308,835

Total investments	$9,241,686	$8,919,749	$8,920,788

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Schedule IV – Reinsurance

($ in thousands)	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2018
Life insurance in force	$320,394,583	$315,936,427	$3,945,946	$8,404,102	47.0%

Premiums and contract charges:
Life and annuities	$1,189,749	$(845,346)	$5,118	$349,521	1.5%
Accident and health insurance	57,203	(55,496)	—	1,707	0.0%

	$1,246,952	$(900,842)	$5,118	$351,228	1.5%

Year Ended December 31, 2017
Life insurance in force	$343,103,636	$338,144,016	$4,049,125	$9,008,745	44.9%

Premiums and contract charges:
Life and annuities	$1,236,410	$(895,505)	$4,768	$345,673	1.4%
Accident and health insurance	58,052	(54,389)	—	3,663	0.0%

	$1,294,462	$(949,894)	$4,768	$349,336	1.4%

Year Ended December 31, 2016
Life insurance in force	$365,008,309	$359,316,014	$4,180,222	$9,872,516	42.3%

Premiums and contract charges:
Life and annuities	$1,270,770	$(918,414)	$4,749	$357,105	1.3%
Accident and health insurance	58,147	(52,633)	—	5,514	0.0%

	$1,328,917	$(971,047)	$4,749	$362,619	1.3%

No reinsurance or coinsurance income was netted against premiums ceded in the years ended December 31, 2018, 2017 and 2016.

Item 11(f).	Selected Financial Data

	5-YEAR SUMMARY OF SELECTED FINANCIAL DATA
	Successor Period*					Predecessor Period*
($ in millions)	2018	2017	2016	2015	For the period from April 1, 2014 through December 31, 2014	For the period from January 1, 2014 through March 31, 2014
Operating results
Net investment income	$380.8	$401.1	$397.1	$398.9	$288.6	$2.4
Realized capital gains and (losses)	(53.3)	38.1	73.7	113.5	46.1	0.3
Total Revenues	678.8	788.6	833.4	875.2	614.2	2.6
Net income (loss)	(47.7)	9.7	31.5	82.7	30.7	1.7
Financial position
Investments	$8,920.8	$9,966.2	$10,001.0	$9,845.1	$11,088.5	$—
Total assets	18,918.1	20,064.3	19,794.5	19,562.7	20,710.5	—
Future policy benefits, other policyholder liabilities and policyholders’ account balances	15,618.0	16,187.0	16,047.2	15,878.2	16,293.2	—
Shareholder’s equity	150.1	491.2	442.5	334.5	679.0	—

*

On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by LBL HoldCo II, Inc. (formerly Resolution Life, Inc.) (the “Acquisition”). Due to the Acquisition and the application of push-down accounting, different bases of accounting have been used to prepare the Predecessor and Successor financial statements. A black line separates the Predecessor and Successor financial statements above to highlight the lack of comparability between those two periods.

Item 11(h).	Management’s Discussion and Analysis of Financial Condition and Results of Operations

This discussion reviews Lincoln Benefit’s financial condition and results of operations, including liquidity and capital resources, for the periods covered by the audited GAAP-basis financial statements included in this report. Historical information is presented and discussed and, where appropriate, factors that may affect future financial performance are also identified and discussed. The information included herein contains certain forward-looking statements with respect to the results of operations, businesses and financial condition of the Lincoln Benefit made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Whenever used in this report, words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” “believe,” “project,” “target,” “will,” “shall,” “could,” “may” and other words of similar meaning are intended to identify such forward-looking statements. These forward-looking statements are based on current expectations and involve a number of risks and uncertainties that are difficult to predict.

Given these risks and uncertainties, you should not place undue reliance on management’s forward-looking statements as a prediction of actual results. Additionally, management’s forward-looking statements represent management’s views only as of the date of this report. Lincoln Benefit undertakes no commitment to revise or update any forward-looking statements as a result of new information, future events or developments, except as required by law. For a more complete description of the various risks, uncertainties, and other factors that could affect future results, see “ Risk Factors.”

OVERVIEW

The following discussion highlights significant factors influencing the financial position and results of operations of Lincoln Benefit. It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein. We operate as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

The most important factors we monitor to evaluate the financial condition and performance of our Company include:

•

For operations: premiums, benefits paid, contract charges, amounts ceded to reinsurers and return on investments including exposure to market risk, credit quality/experience, net investment income, cash flows, realized capital gains and losses, unrealized capital gains and losses, stability of long-term returns, and asset/liability duration (“asset duration”).

•	For financial condition: risk based capital ratios and stress testing of overall capital position.

APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the application of accounting policies that often involve a significant degree of judgment. Management, on an ongoing basis, reviews estimates and assumptions used in the preparation of financial statements. If management determines that modifications in assumptions and estimates are appropriate given current facts and circumstances, the Company’s results of operations and financial position as reported in the Consolidated Financial Statements could change significantly.

Management believes the critical accounting policies relating to the following areas are most dependent on the application of estimates, assumptions and judgments:

•	Future policy benefits and other policyholder liabilities

•	Value of business acquired (“VOBA”)

•	Investments — Impairments and Fair Value Measurements

•	Income Taxes

•	Reserves for Contingencies

Future Policy Benefits and Other Policyholder Liabilities

Policy liabilities are established for future policy benefits on certain annuity, life, and long term care policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. Changes in policy and contract claims are recorded in policyholder benefits, in the Consolidated Statements of Operations and Comprehensive Income (Loss).

For ASC 944-20 products, benefit reserves are computed using the net level premium method for individual life, annuity and long-term care policies, and are based upon estimates as to future investment yield, mortality and lapse that include provisions for adverse deviation that were prevalent at the time the reserve was initially established. Mortality, morbidity and lapse assumptions for all policies are based on the Company’s own experience and industry developments.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported claims and claims adjustment expenses. A liability is also held for claims adjustment expenses incurred but not reported as of the balance sheet date. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Future policy benefit reserves for fixed indexed annuity policies with returns linked to the performance of a specified market index are equal to the excess of the sum of the fair value of the embedded derivative and the host (or guaranteed) component over the policyholder account balance. The change in the fair value of the embedded derivative is linked primarily to the performance of the equity option. The host value is established as of the date of acquisition and is equal to the total account value, plus the value of the unexpired options at the date of acquisition, less the embedded derivative, and accreted over the policy’s life at a constant rate of interest.

Future policy benefits reserves for the portion of fixed indexed annuities earning a fixed rate of interest and other deferred annuity products are computed under a retrospective deposit method and represent policyholders’ account balances before applicable surrender charges.

The Company holds additional liabilities for its no lapse guarantees (associated with universal life policies), its guaranteed minimum death benefits (“GMDB”) associated with its variable universal life business, and guaranteed minimum withdrawal benefits (“GMWB”) associated with fixed annuities, which are accounted for in accordance with ASC 944-20, Financial Services — Insurance Activities. The Company’s reserves related to guaranteed minimum income benefits (“GMIB”), guaranteed minimum accumulation benefits (“GMAB”), and GMWB associated with variable annuities are ceded to third party reinsurers with a small amount of retained GMWB coverage related to equity indexed annuities.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised if the estimates discussed above are revised.

Sensitivity for Future Policy Benefit Reserves

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of contractholders, where the timing and amount of payment depends on policyholder mortality. Expected mortality is generally based on the Company’s experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. After the initial establishment of reserves, premium deficiency and loss recognition tests are performed using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums at an acquisition deal level are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any VOBA asset), any provisions for adverse deviation (“PAD”), if material, would be released, then VOBA would be written off, and then, if required, a premium deficiency reserve would be established by a charge to earnings.

Value of Business Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from the acquired insurance policies or investment contracts. This intangible asset, called value of business acquired (“VOBA”), represents the estimated present value of future profits from the acquired policies. The estimated present value of future cash flows is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. For interest sensitive products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits (“EGP”) from margins on mortality, interest, expenses, and surrenders, all of which are net of reinsurance and include actual realized gains and losses on investments. For non-interest sensitive products, such as term life insurance, VOBA is amortized in relation to premium. VOBA is reviewed periodically for loss recognition to ensure that the unamortized balance is recoverable from future earnings from the business. For certain contracts, this evaluation is performed as part of our premium deficiency testing. The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale.

Annual assumptions review and quarterly adjustments

Annually, we perform a comprehensive review of the assumptions used in estimating gross profits for future periods. We perform our annual review of assumptions during the third quarter.

Updates to assumptions may cause significant variability in amortization expense in the future. The impact on our results of operations of changes in lapse experience, mortality and revisions to expected future rates of return on investments can be offsetting and therefore we are unable to predict their movement or offsetting impact over time.

The quarterly adjustments for current period experience reflect the impact of differences between actual gross profits for a given period and the previously estimated EGPs for that period. To the extent each period’s actual experience differs from the previous estimate for that period, the assumed level of total gross profits may change. In these cases, we recognize a cumulative adjustment to all previous periods’ amortization, also referred to as an experience true-up adjustment.

VOBA Sensitivities

For our equity-indexed annuity, variable life, and universal life policies, a significant portion of our gross profits is derived from interest and mortality margins. As a result, our estimates of future gross profits are significantly influenced by our interest and mortality assumptions. Our mortality assumptions are used to estimate future death claims over the life of these policies and may be developed based on Company experience, industry experience and other factors. Unless a material change in mortality experience that we feel is indicative of a long term trend is observed in an interim period, we generally update our mortality assumptions annually in the third quarter. Updates to our mortality assumptions in future periods could have a significant adverse or favorable effect on our results of operations.

The following table provides a demonstration of the sensitivity of the VOBA balance relative to our future interest and mortality assumptions by quantifying the adjustments that would be required, assuming both an increase and decrease in our future interest and mortality margin by 10%. The information below is for illustrative purposes only and reflects only the direct effect of changes in our interest and mortality margin on the VOBA balance as of December 31, 2018 and 2017, and net income for the years then ended:

	December 31, 2018	December 31, 2017
($ in millions)
Decrease in future interest and mortality margin by 10%	$(7.3)	$(6.4)
Increase in future interest and mortality margin by 10%	$6.5	$5.7

In addition to the impacts of interest and mortality experience relative to our assumptions, other factors may also drive variability in amortization expense, particularly when our annual assumption updates are performed. As noted above, however, the impact on our results of operations of changes in these assumptions can be offsetting and we are unable to predict their movement or offsetting impact over time.

Valuation of Investments, Including Derivatives, and the Recognition of Other-than-Temporary Impairments

Our investment portfolio consists of public and private fixed maturity securities, commercial mortgage and other loans, other invested assets and derivative financial instruments. Derivatives are financial instruments whose values are derived from interest rates, financial indices or the values of securities. The derivative financial instruments we generally use are futures and options. Management believes the following accounting policies related to investments, including derivatives, are most dependent on the application of estimates and assumptions. Each of these policies is discussed further within other relevant disclosures related to the investments and derivatives, as referenced below:

•	Valuation of investments, including derivatives;

•	Recognition of other-than-temporary impairments; and

•	Determination of the valuation allowance for losses on commercial mortgage and other loans.

We present at fair value in the statements of financial position our investments classified as available-for-sale, including fixed maturities, derivatives, and embedded derivatives. For additional information regarding the key estimates and assumptions surrounding the determination of fair value of fixed maturity and equity securities, as well as derivative instruments, embedded derivatives and other investments, see Notes 2 and 5 to the Consolidated Financial Statements.

For our investments classified as available-for-sale, the impact of changes in fair value is recorded as an unrealized gain or loss in Accumulated other comprehensive income (loss), net (“AOCI”), a separate component of equity. For a discussion of our policies regarding other-than-temporary declines in investment value and the related methodology for recording other-than-temporary impairments of fixed maturity and equity securities, see Note 2 to the Consolidated Financial Statements.

Commercial mortgage loans (“CMLs”) are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the U.S. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for losses representing potential credit losses embedded in the CML portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors.

Income Taxes

Income taxes represent the net amount of income taxes that the Company expects to pay to or receive from various taxing jurisdictions in connection with its operations. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryforward periods under the tax law in the applicable jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized. Management considers all available evidence including past operating results, the existence of cumulative losses in the most recent years, forecasted earnings, future taxable income and prudent and feasible tax planning strategies. The Company’s accounting for income taxes represents management’s best estimate of the tax consequences of various events and transactions.

Significant management judgment is required in determining the provision for income taxes and deferred tax assets and liabilities, and in evaluating the Company’s tax positions including evaluating uncertainties under the guidance for Accounting for Uncertainty in Income taxes. Under the guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. We do not anticipate any significant changes within the next 12 months to our total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

Reserves for Contingencies

A contingency is an existing condition that involves a degree of uncertainty that will ultimately be resolved upon the occurrence of future events. Under GAAP, reserves for contingencies are required to be established when the future event is probable and its impact can be reasonably estimated, such as in connection with an unresolved legal matter. The initial reserve reflects management’s best estimate of the probable cost of ultimate resolution of the matter and is revised accordingly as facts and circumstances change and, ultimately, when the matter is brought to closure.

OPERATIONS

Overview and strategy. Prior to July 18, 2013, we sold interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate through independent master brokerage agencies. On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by LBL HoldCo II, Inc. from Allstate Life Insurance Company (“ALIC”) (the “Acquisition”). In July 2013, we ceased soliciting and selling new policies through our independent agent channel. In 2017, we ceased new policy issuances through the Allstate exclusive agency channel.

In connection with the Acquisition, LBL HoldCo II, Inc. and ALIC entered into a Transition Services Agreement (the “TSA”) and Administration Services Agreement (“ASA”), pursuant to which ALIC continues to provide certain administrative services to the Company. In 2015, the administration of our deferred annuity and life business was outsourced to unaffiliated third-party service providers, SE2, LLC and Alliance–One Services, Inc. ALIC continues to administer business sold through the Allstate exclusive agency channel and business sold through this channel is fully reinsured with ALIC.

In April 2014, Lincoln Benefit entered into two transactions with Hannover Re. The first transaction provided financing for a portion of our statutory reserves associated with our universal life business with no-lapse guarantees and our level premium term life business (the “AXXX/XXX Financing”). The second transaction involved a reinsurance agreement with Hannover Re, structured on a combined modified coinsurance and monthly renewable term reinsurance basis.

Financial Position

The following table outlines amounts reported in the Company’s Balance Sheet as of December 31, 2018 and 2017:

($ in millions)	December 31, 2018	December 31, 2017
Assets
Cash and invested assets	$8,927.0	$10,045.0
Reinsurance recoverables	6,659.9	6,501.7
Valuation of business acquired (“VOBA”)	154.3	135.0
Deposit receivable	1,029.7	1,111.6
Other assets	880.4	810.6
Separate account assets	1,266.9	1,460.4

Total Assets	$18,918.2	$20,064.3

Liabilities
Future policy benefits	5,460.1	5,510.1
Policyholders’ account balances	10,158.0	10,676.9
ModCo payable	1,029.7	1,111.6
Long-term debt	736.5	695.0
Other liabilities	116.9	119.1
Separate account liabilities	1,266.9	1,460.4

Total Liabilities	$18,768.1	$19,573.1

($ in millions)	December 31, 2018	December 31, 2017
Shareholder’s Equity
Common stock	2.5	2.5
Additional paid-in capital	593.6	593.6
Accumulated other comprehensive income	(196.0)	72.8
Retained earnings	(250.0)	(177.7)

Total Shareholder’s Equity	$150.1	$491.2

Total Liabilities and Shareholder’s Equity	$18,918.2	$20,064.3

December 31, 2018 vs. December 31, 2017

Assets

Total assets decreased by $1.1 billion, from $20.1 billion at December 31, 2017 to $18.9 billion at December 31, 2018. The decrease in total assets is a function of continued runoff of our closed block of business and a decline in fixed maturities and separate account assets, primarily related to the increase in interest rates and decline in equity markets in 2018. This decrease was offset by an increase in the Company’s reinsurance recoverables, primarily from the growth in account balances.

Significant variances are as follows:

Cash and invested assets decreased by $1.1 billion from $10.0 billion at December 31, 2017 to $8.9 billion at December 31, 2018. The significant components of this balance and related increase are described below.

The Company’s fixed maturities bond portfolio decreased by $0.9 billion from $8.5 billion at December 31, 2017 to $7.6 billion at December 31, 2018. The decrease is primarily a function of interest rate movements and the resulting increase in net unrealized losses in the current year. The fixed maturities bond portfolio is comprised of approximately 80% of publicly traded securities and approximately 20% in privately placed issuances.

Mortgage loans decreased by $190.1 million from $1.0 billion at December 31, 2017 to $0.9 billion at December 31, 2018. The decrease is related to maturing mortgage loans, paydowns and prepayments offset by new originations.

Policy loans decreased by $1.6 million from $178.4 million at December 31, 2017 to $176.8 million at December 31, 2018. These balances are expected to continue to decline over time in conjunction with the runoff of the retained policies.

Other invested assets primarily consist of derivative balances. Derivatives decreased by $18.0 million from $21.0 million at December 31, 2017 to $3.0 million at December 31, 2018. These balances are comprised primarily of options and futures that are used to economically hedge the market risk inherent in the Company’s equity-indexed products. These assets are carried at fair value with changes in fair value recognized as realized investment gains or losses for GAAP reporting purposes. The decrease in these balances is primarily related to the equity market movement in 2018.

Cash and short-term investments increased by $6.0 million from $269.2 million at December 31, 2017 to $275.2 million at December 31, 2018. The amount invested in cash and short-term investments fluctuates based on liquidity needs and the timing of investment decisions. Overall, short-term investments and cash range from 1% to 3% of overall invested assets.

Reinsurance recoverables arise under GAAP because reinsurance contracts do not relieve the ceding company of legal liability to contractholders, and therefore the ceding company is required to report reinsurance recoverables arising from these contracts separately as an asset while the policyholder liabilities ceded under these contracts are reported as future policyholder benefits or policyholder account balances.

Reinsurance recoverables increased by $158.2 million from $6.5 billion at December 31, 2017 to $6.7 billion as of December 31, 2018. This increase is primarily related to growth in long-term care reserves ceded to Employees Reinsurance Corporation and growth in policyholder account balances ceded to ALIC.

Additionally, the Company maintains reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life and long-term care policies under coinsurance and yearly renewable term agreements to non-affiliated reinsurers.

Valuation of Business Acquired (“VOBA”) arises because at the Acquisition date, the assets acquired and liabilities assumed generally are required to be measured at fair value. Fair value for financial reporting purposes is defined in ASC 820 (“Fair Value Measurements and Disclosures”). ASC 820 emphasizes that fair value is a market participant-based exit price measurement, and not an entity-specific measurement.

Once it has been determined that an asset exists, the VOBA as of the Acquisition date is a part of the business combination, and this asset is measured at fair value in accordance with ASC 820 (i.e., the price that would be received to sell the asset in an ordinary transaction between market participants).

The actuarial appraisal method was used to determine the VOBA by lines of business and resulted in a total VOBA of $290.8 million at the acquisition date. This was determined by projecting the present value of after tax statutory profits, discounted at a risk discount rate (“RDR”) of 12% and adjusted by projected cost of capital. This was compared to a fair deal RDR between 10% and 16% and determined to create a collar of reasonable values around this central value. This statutory value is then converted to VOBA by adjusting for GAAP to statutory accounting differences.

VOBA increased by $19.3 million from $135.0 million at December 31, 2017 to $154.3 million at December 31, 2018. The increase is a function of amortization of $26.3 million and the adjustment for net unrealized investment losses of $45.6 million during the year. VOBA balances before the impact of net unrealized gains were $151.0 million and $124.7 million at December 31, 2017 and December 31, 2018, respectively.

Deposit receivable and ModCo Payable decreased by $81.9 million from $1.1 billion at December 31, 2017 to $1.0 billion at December 31, 2018. The deposit receivable and ModCo payable arise from the modified coinsurance/monthly renewable term reinsurance agreement entered into with Hannover Re. For GAAP reporting purposes, a reinsurance transaction must pass significant risk to the reinsurer for a company to record a credit for liabilities ceded. The Company has determined that the reinsurance transaction with Hannover Re does not pass GAAP risk transfer requirements and therefore must account for the transaction under deposit accounting principles. Under deposit accounting, the Company is required to establish a Deposit Receivable asset on the balance sheet that represents the reinsurance recoverable with an offsetting ModCo Liability for the same amount. The decrease in the balance is consistent with the runoff of the reinsured blocks of business. We will continue to see these balances decline as the annuity blocks run off.

Other assets increased by $69.8 million from $810.6 million at December 31, 2017 to $880.4 million at December 31, 2018. The balance is primarily comprised of the intercompany note, or “Vehicle Note” that the Company entered into on April 1, 2014 with its affiliate Lanis LLC (“Lanis”) in the initial amount of $513.0 million. The Vehicle Note balance increased by $41.5 million from $695.0 million at December 31, 2017 to $736.5 million at December 31, 2018. Please see the discussion on the related Surplus Note in the Long Term Debt section below.

Separate Account assets and liabilities decreased by $193.5 million from $1.5 billion at December 31, 2017 to $1.3 billion at December 31, 2018. This decrease was primarily driven by variable annuity surrenders and benefits paid during the year and decreased investment income related to equity market depreciation in 2018.

The assets of Separate Accounts are carried at fair value for GAAP. Separate Accounts liabilities represent the contractholders’ claims to the related assets and are carried at the fair value of the assets. In the event the asset values of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings.

Lincoln Benefit’s variable annuity business and a portion of the Variable Life business are reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. As of December 31, 2018 and 2017, all assets of the Separate Accounts that support the variable annuity and variable life business were legally insulated.

Liabilities

Total liabilities decreased by $771.8 million, from $19.6 billion at December 31, 2017 to $18.8 billion at December 31, 2018. The decrease consists of the following components:

Future policy benefits decreased by $50.0 million from $5.5 billion at December 31, 2017 to $5.4 billion at December 31, 2018. Such liabilities are established to meet the estimated future obligations of policies in-force. The decrease in these liabilities is primarily related to the movement in the shadow reserve associated with secondary guarantees on universal life policies as a result of the rise in interest rates in 2018, offset by an increase in claim recoverables, long-term care reserves and for payout annuities due to new annuitizations. Also included here are the amounts ultimately ceded to ALIC and other third party reinsurers.

Policyholders’ Account Balances decreased by $518.9 million, from $10.7 billion at December 31, 2017 to $10.2 billion at December 31, 2018 as a result of policyholder maturities and surrenders. Policyholders’ account balances represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities, and are comprised of cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

The Company holds additional liabilities for GMIB associated with variable annuities (and a small amount of GMDB associated with variable life business), which are accounted for in accordance with ASC 944-20, Financial Services — Insurance Activities. The reserves for certain living benefit features, including GMAB and GMWB are accounted for as embedded derivatives, with fair values calculated as the present value of expected future benefit payments to contractholders less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. The Company’s GMIB, GMAB and GMWB reserves are ceded to external reinsurers (with a small amount of retained GMWB coverage related to equity indexed annuities). For additional information regarding the valuation of these optional living benefit features, see Note 10 to the Consolidated Financial Statements.

Long-Term Debt increased by $41.5 million from $695.0 million at December 31, 2017 to $736.5 million at December 31, 2018. This balance represents a surplus note that was initially issued on April 1, 2014 in the amount of $513.0 million. With the Department of Insurance approval, Lancaster Re issued a variable funding Surplus Note (the “Surplus Note”) to its affiliate, Lanis, for $513.0 million and acquired from Lanis a Vehicle Note (the “Vehicle Note”) for $513.0 million. The Vehicle Note is held to support a portion of Lancaster Re’s reinsurance obligations and has been authorized as an acceptable form of reinsurance collateral pursuant to Nebraska Statutes.

With Department of Insurance pre-approval, (i) the Surplus Note is increased each quarter with a corresponding increase in the Vehicle Note, and (ii) interest on the Surplus Note for the prior quarter is paid on the first day of each subsequent quarter at a rate consistent with the rate received on the Vehicle Note of 4%. The Surplus Note and Vehicle Note increased by $41.5 million in 2018, primarily related to the increase in statutory universal life secondary guarantee reserves and term reserves. The Surplus Note is unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of Lancaster Re.

Other liabilities decreased by $2.2 million from $119.1 million at December 31, 2017 to $116.9 million at December 31, 2018. This balance consists of various policyholder related liabilities, other liability balances related to general expenses, the net deferred tax liability, unsettled trades, etc. The decrease in this balance is comprised of decrease in the net deferred tax liability and payable for securities offset by an increase in book overdrafts.

Results of Operations

The following table outlines amounts reported in Net Income (Loss):

($ in millions)	2018	2017	2016
Income (Loss) Before Federal Income Tax	$(74.6)	$(6.1)	$46.1
Federal Income Tax Expense (Benefit)	(26.8)	(15.8)	14.6

Net Income (Loss)	$(47.8)	$9.7	$31.5

Other Comprehensive Income (Loss) (“OCI”)	(278.3)	109.0	118.5

Comprehensive Income (Loss)	$(326.1)	$118.7	$150.0

Results of Operations

For the Year Ended December 31, 2018

Net loss of $47.8 million was primarily derived from product margins and net realized capital losses, offset by tax benefits resulting from these losses. Net realized capital losses resulted from asset-liability management initiatives and credit-related impairments. The loss before federal income tax of $74.6 million was derived from product margins and net realized capital losses. Product margins include investment margins earned on annuity and life products, mortality margins earned on life products, and minimal surrender and expense margins associated with all products. In 2018, the mortality margin decreased due to changes to future assumptions.

Other comprehensive loss of $278.3 million for the year ended December 31, 2018 was primarily related to the increase in net unrealized losses on fixed maturities of $566.0 resulting from higher interest rates, partially offset by shadow adjustments related to VOBA and SOP 03-01 liabilities of $296.8 million, and tax effect of $9.1 million. The Company established a deferred tax asset valuation allowance of $65.7 million relating to net unrealized losses in 2018.

For the Year Ended December 31, 2017

Net income of $9.7 million was primarily derived from the tax benefit resulting from the enactment of the new tax legislation in 2017. The loss before federal income tax of $6.1 million was derived from product margins offset by net realized capital gains. Product margins include investment margins earned on annuity and life products, mortality margins earned on life products, and minimal surrender and expense margins associated with all products. In 2017, the mortality margin decreased due to changes to future assumptions and net realized capital gains were lower than the prior year.

Other comprehensive income of $109.0 million for the year ended December 31, 2017 was primarily related to the increase in net unrealized gains on fixed maturities of $338.9 resulting from lower interest rates, partially offset by shadow adjustments related to VOBA and SOP 03-01 liabilities of $179.0 million, and tax effect of $50.9 million.

For the Year Ended December 31, 2016

Net income of $31.5 million was primarily derived from net realized capital gains and product margins. Net realized capital gains primarily arose from strategic reinvestment and our continued investment portfolio resegmentation to better align asset and liability cash flows. In 2016, the mortality margin decreased due to higher policyholder benefits, as well as, changes to future assumptions.

Other comprehensive income of $118.5 million for year ended December 31, 2016 was primarily related to the decrease in net unrealized losses on fixed maturities of $242.2 million due to a decrease in spreads particularly for corporates, partially offset by shadow adjustments related to VOBA and SOP 03-01 liabilities of $59.9 million, and tax effect of $63.8 million.

The significant components of income are summarized below:

($ in millions)	2018	2017	2016
Revenues
Premiums earned	$9.5	$3.2	$16.6
Fee income from policyholders	341.7	346.2	346.0
Net investment income	380.8	401.1	397.1
Realized investment gains (losses), net	(53.3)	38.1	73.7

Total revenues	$678.7	$788.6	$833.4
Expenses
Policyholder benefits	$412.5	$439.9	$449.1
Interest credited to policyholders	264.0	277.1	269.5
Other operating expenses	50.5	47.9	38.6
Amortization of VOBA	26.3	29.8	30.1

Total expenses	$753.3	$794.7	$787.3

Net Income (Loss) before Federal Income Taxes	$(74.6)	$(6.1)	$46.1

Premiums Earned and Fee Income

Premiums earned were $9.5 million, $3.2 million and $16.6 million for the years ended December 31, 2018, 2017 and 2016, respectively. These premiums relate primarily to traditional life and health insurance products and immediate annuities. Premiums from these products are recognized as revenue when received at the inception of the contract. Premiums earned are net of reinsurance premiums paid on the ceded business. Yearly Renewable Term (“YRT”) reinsurance premiums ceded on universal life products are shown here, while Cost of Insurance charges are included in fee income from policyholders. Therefore, the YRT premiums largely offset the direct premium from traditional products. The increase in premium in 2018 is primarily related to a premium refund resulting from a recoverable settlement in 2018. The decrease in premium in 2017 is a result of higher YRT premiums paid as our policyholders age and lower annuitization premium income.

Fee income from policyholders was $341.7 million, $346.2 million and $346.0 million for the years ended December 31, 2018, 2017 and 2016, respectively. The fee income from policyholders consists of fees assessed against the policyholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the policy prior to contractually specified dates. These charges are recognized as revenue when assessed against the policyholder account balance. The decrease in fee income in 2018 is primarily driven from expense loads that grade down with policy duration.

Net investment income was $380.8 million, $401.1 million and $397.1 million for the years ended December 31, 2018, 2017 and 2016, respectively. Net investment income was attributable to the following asset types:

($ in millions)	2018	2017	2016
Fixed maturities	$338.3	$349.1	$330.7
Commercial mortgage loans	43.8	56.5	69.4
Cash & short-term investments	4.3	1.7	1.0
Other	8.9	8.6	8.8

Gross investment income	$395.3	$415.9	$409.9
Investment expenses	$14.5	$14.8	$12.8

Net investment income	$380.8	$401.1	$397.1

Overall, net investment income in 2018 was slightly lower when compared to 2017 and 2016. The driver of this is lower average asset balances resulting from the continued run-off of the portfolio in 2018. Net investment income in 2017 and 2016 remained consistent as a result of asset liability management initiatives, specifically the FHLB ALM initiative which offset the decline in assets associated with the run-off of the business.    The investment expense increase in 2017 is related to a specific investment initiative, with corresponding higher returns.

Realized investment gains (losses) were $(53.3) million, $38.1 million and $73.7 million for the years ended December 31, 2018, 2017 and 2016, respectively. The net realized losses in 2018 and the net realized gains in 2016 were related to asset liability management initiatives to improve yields and better match assets and liabilities. The net realized gains in 2017 were primarily derivative related.

Policyholder benefits were $412.5 million, $439.9 million and $449.1 million for the years ended December 31, 2018, 2017 and 2016. Policyholder benefits include both incurred claims and the change in liability for future policy benefits. The higher amounts in 2016 and 2017 are primarily due to unfavorable mortality experience and annual updates to assumptions (including changes in economic environment, interest and mortality). A significant portion of the increase in reserves in 2016 related to the recognition of realized capital gains of invested assets supporting the universal life secondary guarantee products. There was no similar increase in reserves in 2018.

Interest credited to policyholders was $264.0 million, $277.1 million and $269.5 million for the years ended December 31, 2018, 2017 and 2016, respectively. This line item represents interest credited to liabilities arising from interest-sensitive life insurance and annuity products. Interest credited to policyholders decreased in 2018 and 2016 due to lower account values resulting from runoff of business and lower amounts credited to the Company’s equity-indexed annuity products, resulting from lower equity market performance. Interest credited in 2017 increased as a result of higher interest credited to the Company’s equity-indexed annuity products resulting from the strong equity market performance and interest credited to the FHLB funding agreements.

Operating and acquisition expenses were $50.5 million, $47.9 million and $38.6 million for the years ended December 31, 2018, 2017 and 2016, respectively. These expenses are comprised of general operating expenses, premium taxes, and other fees associated with reinsurance. Operating and acquisition costs were higher in 2018 primarily as a result of lower commission and expense allowances on reinsurance ceded. This is primarily related to a refund of commissions and expense payable on the recoverable settlement discussed above. Operating and acquisition expenses were higher in 2017 as a result of higher reinsurance expense allowances, higher claim litigation expenses and higher compensation costs, resulting from the strategic review initiatives and related severance costs.

Amortization of VOBA was $26.3 million, $29.8 million and $30.1 million for the years ended December 31, 2018, 2017 and 2016, respectively. VOBA amortization is expected to decline over time as the unamortized balance is amortized with expected gross profits on specific product lines. The amortization in 2018 and 2017 were in line with expectations for those years, while 2016 amortization was higher than expected due to significant realized capital gains associated with those products lines.

Other Information Related to Successor Period

The following table presents surrender and withdrawal amounts and rates for major insurance product lines for the years ended December 31, 2018, 2017 and 2016:

	2018		2017		2016
($ in millions)	Amounts	Rate	Amounts	Rate	Amounts	Rate
Annuities	$539.3	12.6%	$561.4	11.7%	$605.2	11.3%
Variable and interest-senstive life	$79.2	2.5%	$82.1	2.5%	$88.7	2.7%

As both annuities and life business have been in runoff since 2014, it is generally expected that the amount of surrenders (in dollars) would decrease, even if the surrender rates were to remain the same. Regarding surrender rates, for variable and interest sensitive life, the reduction and steady-state in lapse rates is mostly attributable to current assumption universal life. For annuities, most products exhibit a slight increase in lapse rates in 2018 and 2017. Surrender rates for annuities decreased in 2016 as a result of lower equity-indexed annuity surrenders.

General Account Investment Portfolio

The General Account Investment Assets (“GAIA”) portfolio consists of a well-diversified portfolio of public and private fixed maturities, commercial mortgages and other loans and other invested assets. The General Account portfolios and investment results primarily support the insurance liabilities of Lincoln Benefit’s business operations. The following table reconciles the balance sheet asset amounts to GAIA:

	December 31, 2018	December 31, 2017
($ in millions)
Fixed maturities available for sale, at estimated fair value	$7,404.3	$8,414.9
Fixed maturities, trading, at estimated fair value	197.7	97.8
Fair value option	10.0	12.1
Common stock, at estimated fair value	6.9	8.2
Commercial mortgage loans	853.1	1,043.2
Policy loans	176.8	178.4
Cash and short-term investments	275.2	269.2
Other invested assets	3.0	21.2

Total Cash and Invested Assets	$8,927.0	$10,045.0

Assets listed in the “Other” category principally consist of derivative assets

Investment Results of General Account Investment Assets

The following table summarizes investment results by asset category for the years ended December 31, 2018, 2017 and 2016:

	2018			2017			2016
($ in millions)	Amount	Yield		Amount	Yield		Amount	Yield
Fixed maturities	$338.3	4.30	% (a)	$349.1	4.16	% (a)	$330.7	4.12	% (a)
Commercial mortgage loans	43.8	4.63%		56.5	3.95%		69.4	3.50%
Cash, cash equivalents and short-term investments	4.3	2.2%		1.7	1.10%		1.0	0.43%
Other investment (loss) income (b)	8.9			8.6			8.8

Gross investment income	$395.3			$415.9			$409.9

Investment Expense	14.5			14.8			12.8

Net Investment Income	$380.8			$401.1			$397.1

(a)	Includes all fixed maturities (available-for-sale, trading and fair value option)
(b)	Includes Derivatives, Other Invested Assets, Common Stock and Policy Loans

Fixed Maturities

The fixed maturity portfolio consists largely of investment grade corporate debt securities and includes significant amounts of U.S. government and agency obligations. At December 31, 2018 and 2017, GAIA held CMBS with an amortized cost of $307.4 million and $189.6 million, respectively.

Fixed Maturities by Industry

The General Account fixed maturities portfolios include publicly-traded and privately-placed corporate debt securities across an array of industry categories. The following tables set forth these fixed maturities by industry category as of December 31, 2018 and 2017 along with their associated gross unrealized gains and losses:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses
December 31, 2018 ($ in millions)
				Fair Value
Fixed maturities, available for sale
U.S. Treasury securities and Obligations of U.S. Government Authority and Agencies	$305.3	$5.4	$(8.8)	$301.9
Obligations of U.S. States and Political subdivisions	747.9	21.4	(6.8)	762.5
Foreign Governments	22.5	—	(2.5)	20.0
Corporate securities
Basic materials	279.9	2.8	(18.7)	264.0
Communications	636.8	2.7	(39.6)	599.9
Consumer, cyclical	422.2	1.0	(28.1)	395.1
Consumer, non-cyclical	704.2	3.9	(48.2)	659.9
Diversified	1.0	—	—	1.0
Energy	738.3	1.9	(46.1)	694.1
Financial	1,566.0	3.7	(73.2)	1,496.5
Industrial	471.4	1.7	(35.7)	437.4
Technology	309.7	2.2	(11.8)	300.1
Utilities	700.6	2.8	(27.0)	676.4

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses
December 31, 2018 ($ in millions)
				Fair Value
ABS	404.9	0.4	(13.3)	392.0
CMBS	307.4	1.5	(7.9)	301.0
RMBS	84.0	4.3	(0.6)	87.7
Redeemable preferred stock	14.8	—	—	14.8

Total fixed maturities, available for sale	$7,716.9	$55.7	$(368.3)	$7,404.3

December 31, 2017 ($ in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses
				Fair Value
Fixed maturities, available for sale
U.S. Treasury securities and Obligations of U.S. Government Authority and Agencies	$416.6	$5.3	$(12.4)	$409.5
Obligations of U.S. States and Political subdivisions	741.3	37.9	(2.7)	776.5
Foreign Governments	24.2	0.2	(1.7)	22.7
Corporate securities
Basic materials	322.4	20.9	(3.0)	340.3
Communications	700.0	25.0	(4.6)	720.4
Consumer, cyclical	447.0	14.5	(4.6)	456.9
Consumer, non-cyclical	842.2	32.4	(6.8)	867.8
Diversified	1.0	—	—	1.0
Energy	655.5	28.3	(10.6)	673.2
Financial	1,733.8	76.9	(3.4)	1,807.3
Industrial	519.2	15.6	(1.8)	533.0
Technology	332.9	22.1	(0.8)	354.2
Utilities	615.3	22.8	(2.3)	635.8
ABS	478.3	5.3	(3.4)	480.2
CMBS	189.6	1.4	(3.1)	187.9
RMBS	127.4	6.5	(0.5)	133.4
Redeemable preferred stock	14.8	—	—	14.8

Total fixed maturities, available for sale	$8,161.5	$315.1	$(61.7)	$8,414.9

Gross unrealized losses increased by $306.6 million from $61.7 million at December 31, 2017 to $368.3 million at December 31, 2018. The increase in unrealized losses was primarily due to an increase in interest rates. The 10-year treasury yield curve rates at December 31, 2018 and 2017 were 2.69% and 2.41%, respectively. There was also a decrease in gross unrealized gains of $259.4 million, for a net change in net unrealized losses of $566.0 million.

Fixed Maturities by Credit Quality

The Securities Valuation Office (“SVO”) of the National Association of Insurance Commissioners (“NAIC”) evaluates the investments of insurers for regulatory reporting purposes and assigns fixed maturity securities to one of six categories (“NAIC Designations”). NAIC designations of “1” or “2” include fixed maturities considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3” through “6” are referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. As a result of time lags between the funding of investments, the finalization of legal documents and the completion of the SVO filing process, the fixed maturity portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO ratings, the categorization of these securities by NAIC designation is based on the expected ratings indicated by internal analysis.

The following table sets forth the General Accounts’ fixed maturities by NAIC rating at the dates indicated:

December 31, 2018 ($ in millions)		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
NAIC Rating
1	Aaa, Aa, A	$3,430.3	$33.9	$(114.9)	$3,349.3
2	Baa	3,167.3	10.9	(198.8)	2,979.4

	Investment grade	$6,597.6	$44.8	$(313.7)	$6,328.7
3	Ba	76.0	0.1	(13.3)	62.8
4	B	22.3	—	(5.2)	17.1
5	C and lower	14.3	—	(5.7)	8.6
6	In or near default	—	—	—	—

	Below investment grade	$112.6	$0.1	$(24.2)	$88.5

	Total before asset and mortgage-backed securities	$6,710.2	$44.9	$(337.9)	$6,417.2
	Asset and mortgage-backed securities	1,006.7	10.8	(30.4)	987.1

	Total fixed maturities	$7,716.9	$55.7	$(368.3)	$7,404.3

December 31, 2017 ($ in millions)		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
NAIC Rating
1	Aaa, Aa, A	$3,657.9	$147.3	$(14.6)	$3,790.6
2	Baa	3,213.4	143.3	(20.4)	3,336.3

	Investment grade	$6,871.3	$290.6	$(35.0)	$7,126.9
3	Ba	209.5	6.7	(6.6)	209.6
4	B	29.3	—	(6.2)	23.1
5	C and lower	—	—	—	—
6	In or near default	—	—	—	—

	Below investment grade	$238.8	$6.7	$(12.8)	$232.7

	Total before asset and mortgage-backed securities	$7,110.1	$297.3	$(47.8)	$7,359.6
	Asset and mortgage-backed securities	1,051.4	17.8	(13.9)	1,055.3

	Total fixed maturities	$8,161.5	$315.1	$(61.7)	$8,414.9

Below investment grade fixed maturities represented 1.2% and 2.7% of the gross unrealized losses at December 31, 2018 and 2017, respectively.

Equity Securities

The equity securities of $7.0 million and $8.2 million as of December 31, 2018 and 2017, respectively, are entirely related to the ownership of FHLB stock.

Commercial Mortgage Loans

At December 31, 2018 and 2017, approximately 9.6% and 10.4% of GAIA were in commercial mortgage loans, respectively. At December 31, 2018 and 2017, the carrying value of commercial mortgage loans was $853.1 million and $1,043.2 million, respectively.

The investment strategy for the mortgage loan portfolio emphasizes diversification by property type and geographic location with a primary focus on asset quality. The table below shows the breakdown of the amortized cost of the General Account’s investments in mortgage loans by geographic region as of December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
($ in millions)
Alabama	$0.8	$1.1
Arizona	36.1	20.0
California	145.0	173.1
Colorado	61.2	57.3
Florida	54.6	103.9
Georgia	20.1	63.5
Hawaii	3.9	5.0
Illinois	86.9	88.0
Iowa	0.5	0.8
Kansas	9.2	9.2
Kentucky	—	6.5
Maryland	—	19.8
Massachusetts	29.9	53.6
Minnesota	23.6	116.9
Nevada	80.4	80.8
New Jersey	20.8	34.1
New York	48.4	50.7
North Carolina	33.4	34.0
Ohio	12.3	12.5
Pennsylvania	50.4	1.0
South Carolina	24.8	1.3
Texas	109.8	100.1
Utah	—	7.8
Virginia	0.2	1.0
Washington	—	0.1
Wisconsin	0.8	1.1
General allowance for loan loss	—	—

Total commercial mortgage loans	$853.1	$1,043.2

Commercial Mortgage Loan by Credit Quality

The values used in these ratio calculations were developed as part of the periodic review of the commercial mortgage loan portfolio, which includes an evaluation of the underlying collateral value as of December 31, 2018 and 2017.

	Recorded Investment
	Debt Service Coverage Ratios
December 31, 2018
($ in millions)	> 1.20x	1.00x-1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$628.3	$88.4	$37.4	$754.1	88.4%	$752.6	88.3%
65% to 75%	50.0	49.0	—	99.0	11.6%	99.4	11.7%
76% to 80%	—	—	—	—	0.0%	—	0.0%
Greater than 80%	—	—	—	—	0.0%	—	0.0%

Total	$678.3	$137.4	$37.4	$853.1	100.0%	$852.0	100.0%

	Recorded Investment
	Debt Service Coverage Ratios
December 31, 2017
($ in millions)	> 1.20x	1.00x-1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$731.6	$48.9	$—	$780.5	74.8%	$782.6	74.9%
65% to 75%	222.8	39.9	—	262.7	25.2%	261.9	25.1%
76% to 80%	—	—	—	—	0.0%	—	0.0%
Greater than 80%	—	—	—	—	0.0%	—	0.0%

Total	$954.4	$88.8	$—	$1,043.2	100.0%	$1,044.5	100.0%

All of our mortgage loans are performing under the original contractual loan terms at December 31, 2018. There is one mortgage loan that has a debt service coverage ratio of less than 1.0 at December 31, 2018. At December 31, 2018, there were no mortgage loans that were not current.

MARKET RISK

Market risk is the risk that we will incur losses due to adverse changes in interest rates or credit spreads. We also have certain exposures to changes in equity prices in our equity-indexed annuities and separate accounts liabilities.

Overview. In formulating and implementing guidelines for investing funds, we seek to earn returns that contribute to stable profits while also meeting the future cash flow requirements of our liabilities.

We use quantitative and qualitative market-based approaches to measure, monitor and manage market risk. We evaluate our exposure to market risk through the use of multiple measures including but not limited to duration, earnings- and capital-at-risk, scenario analysis and sensitivity analysis. Duration measures the price sensitivity of assets or liabilities to changes in interest rates. For example, if interest rates increase 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by 5%. Earnings- and capital-at-risk are estimates of the change in earnings or capital that might be expected to emerge over a given time horizon in various defined stress tests. Scenario analysis estimates the potential changes in the value of various financial parameters that could occur under different hypothetical market conditions defined by changes to the market risk factors of interest rates and credit spreads. Sensitivity analysis estimates the potential changes in the value of various financial parameters that could occur under different hypothetical shocks to a market risk factor. In general, we establish investment portfolio asset allocation and market risk limits based upon a combination of duration, earnings- and capital-at-risk, scenario analysis and sensitivity analysis as well as a consideration of liquidity needs and prudent diversification. Our asset allocation limits place restrictions on the total funds that may be invested within an asset class. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as our investment advisors buy and sell within their respective markets based upon the acceptable boundaries established by our investment and other risk policies, which are overseen by our board of directors, and our investment and asset-liability management team.

Interest rate risk is the risk that we will incur a loss due to adverse changes in interest rates. This risk arises when our investments are not fully matched to our liabilities, or when characteristics of the assets or liabilities change. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk- free reference yields.

One of the measures used to quantify interest rate exposure is duration. To estimate asset durations, we project asset cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at alternative interest rates and determining the percentage change in aggregate value. The asset projections include assumptions (based upon historical market experience and our experience) that are intended to reflect the effect of changing interest rates on the prepayment, leverage and/or option features of instruments, where applicable. The preceding assumptions relate primarily to mortgage-backed securities, and municipal and corporate obligations. Our asset duration was 8.5 years and 8.2 years as of December 31, 2018 and December 31, 2017, respectively. The increase in asset duration year over year was due to a concerted extension effort to continue to decrease the duration gap, improve cash flow matching, and reduce our exposure to interest rate risk. However, given the duration of our assets remains shorter than the duration of our liabilities, lower interest rates will result in lower investment income on assets purchased in the future.

Based upon the information and assumptions used in the duration calculation, and interest rates in effect as of December 31, 2018, we estimate that a 100 basis point immediate, parallel fall in interest rates (“rate shock”) would increase the net fair value of the assets by $740 million, compared to $810 million as of December 31, 2017. While the duration extended slightly over the year, the impact as at December 31, 2018 is lower due to a lower fair value year over year, which was driven by increases in treasury rates and credit spreads over that period. The increase in the fair value of assets would be partially offset by the increase in the fair value of the underlying liabilities. The selection of a 100 basis point immediate, parallel change in interest rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

Credit spread risk is the risk that we will incur a loss due to adverse changes in credit spreads (“spreads”). This risk arises from our investment in spread-sensitive fixed income assets.

We manage the spread risk in our assets by monitoring our spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by 5%. We manage this risk through a disciplined Asset-Liability Management process that endeavors to align expected liability cashflows with assets of a similar profile. Losses due to credit spread duration result only if there is a requirement to sell assets (for example, to pay claims) prior to maturity at a time when the fair market value of assets is low due to higher credit spreads.

Spread duration is calculated similarly to interest rate duration. For our portfolio, spread duration is close to the asset duration, and thus has a similar sensitivity. As of December 31, 2018, the spread duration of assets was 9.0 years, compared to 8.8 years as of December 31, 2017. Based upon the information and assumptions we use in this spread duration calculation, and spreads in effect as of December 31, 2018, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings (“spread shock”) would decrease the net fair value of the assets by $790 million as of December 31, 2018 compared to $870 million as of December 31, 2017. While the spread duration extended slightly over the year, the impact as at December 31, 2018 is lower due to a lower fair value year over year, which was driven by increases in treasury rates and credit spreads over that period. The increase in the fair value offsets would be partially offset by the increase in the fair value of the underlying liabilities.

The selection of a 100 basis point immediate parallel change in spreads should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

Credit default risk is the risk that we will incur a loss due to non-payment of principal or interest by a borrower on a specific financial instrument we own. This risk arises primarily from our investments in fixed income securities (for example, corporate bonds) and commercial mortgage loans.

We manage credit default risk through monitoring of the creditworthiness of the underlying borrowers of the securities and loans we are invested in. We use diversification to reduce credit default risk by spreading the risk across different borrowers, different industries, and different geographical locations. Furthermore, we constrain credit default risk through limits on the amount of securities and loans we own with specific credit ratings. Credit defaults may be recognized by the Company in income prior to an actual default by the underlying borrower.

A credit default loss of 100 basis points on the portfolio would result in a loss of $91 million as of December 31, 2018, compared to $96 million as of December 31, 2017. The decrease is due to generally declining invested asset balances year-over-year. The selection of 100 basis points should not be construed as our prediction of future market events, but as an illustration of the potential effect of such an event.

Equity price risk is the risk that we will incur losses due to adverse changes in the general levels of the equity markets. Equity risk exists for contract charges based on account balances as well as for guarantees for living, death and/or income benefits provided by our variable and equity indexed products.

Our variable life products are partially reinsured to ALIC. For the products that are retained, there is equity exposure to contract charges and fees that are based on separate account values, but there is only small exposure to guarantees. The present value of a 20% decrease in equity values would result in a decline in the present value of future contract charges and fees of approximately $4 million as of December 31, 2018, compared to a decline of $7 million as of December 31, 2017. The selection of 20% should not be construed as our prediction of future market events, but as an illustration of the potential effect of such an event.

All variable annuity contract charges and fees, liabilities and benefits, including guarantees for death and/or income benefits, are ceded to ALIC in accordance with the reinsurance agreements, thereby limiting our equity risk exposure. In 2006, ALIC disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. and therefore mitigated this aspect of ALIC’s risk. The Company was not a direct participant of this agreement and its reinsurance agreements with ALIC remain unchanged. As of December 31, 2018 and 2017, we had Separate Accounts assets related to variable annuity and variable life contracts totaling $1.3 billion and $1.4 billion, respectively.

As of December 31, 2018 and 2017, we had $1.0 billion and $1.2 billion respectively in equity-indexed life and annuity liabilities that were not reinsured that provide customers with interest crediting rates primarily based on the performance of the S&P 500. We maintain a hedging program that aims to offset the impact of equity market performance on the value of these guarantees. As of December 31, 2018 and December 31, 2017, we had $3.0 million and $21.0 million in market value of S&P 500 options and futures under the hedging program, respectively.

Counterparty credit risk relates to the Company’s potential loss if a counterparty fails to perform under the terms of a contract. The Company manages its exposure to counterparty credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master agreements and obtaining collateral where appropriate.

Lincoln Benefit’s counterparty risk consists of the following two types of exposures: (1) Derivative counterparty risk: The Company only holds future contracts and option contracts which are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating potential credit risk. Exchanges serve as a marketplace for the buyer and the seller. The associated clearing house sits between the two sides of the trade. The Company did not incur any losses on derivative financial instruments due to counterparty nonperformance in 2018 or 2017; and (2) Reinsurance counterparty risk. The reinsurance counterparty risk is the risk of the reinsurance counterparty failing to pay reinsurance recoveries in full to Lincoln Benefit in a timely manner (i.e., unwillingness to pay, not paying them in full or inability to pay.) We attempt to mitigate this risk by diversifying the risk with multiple reinsurers and monitoring their credit ratings.

CAPITAL RESOURCES AND LIQUIDITY

Capital resources consist of shareholder’s equity. The following table summarizes our capital resources as of December 31, 2018 and 2017:

($ in millions)	2018	2017
Common stock, retained earnings and additional paid-in capital	$346.1	$418.4
Accumulated other comprehensive income (loss)	(196.0)	72.8

	$150.1	$491.2

Shareholder’s equity decreased in 2018 primarily due to an increase in unrealized capital losses resulting from higher interest rates, the net loss generated during the year, and payments of dividends to our parent of $15.0 million. Shareholder’s equity increased in 2017 primarily due to a decrease in unrealized capital losses resulting from lower interest rates and net income generated during the year, offset by the payments of dividends to our parent of $70.0 million.

Financial strength ratings. With the announcement of the acquisition by SNH Acquisition, LLC in the prior year, A.M. Best (“AM Best”) and Standard & Poor’s Ratings Services (“S&P) placed the Company’s ratings under review. With the termination of the acquisition agreement by RL LP in October 2018, both agencies reviewed the Company’s ratings and as of December 31, 2018 the Company’s ratings were A- from AM Best and BBB from S&P, both with stable outlook. Our financial strength ratings as of December 31, 2017 were A- from AM Best and BBB+ from S&P, both with negative outlook reflecting uncertainty regarding the Company’s ability to grow the business through closed block transactions. These ratings reflect the rating agencies’ opinions of our relative financial strength and are not a recommendation to buy or hold any investment. Ratings may be revised or revoked at any time at the sole discretion of the issuing rating agency.

The NAIC has developed a set of financial relationships or tests known as the Insurance Regulatory Information System to assist state regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by insurance regulatory authorities. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined “usual ranges”. Generally, regulators will begin to monitor an insurance company if its ratios fall outside the usual ranges for four or more of the ratios. If we have insufficient capital, our regulator may act to reduce the amount of or deny the payment of, dividends. Our ratios are within these ranges.

Liquidity sources and uses. Our potential sources of funds principally include the following:

•	Receipt of insurance premiums

•	Contractholder fund deposits

•	Reinsurance recoveries

•	Receipts of principal and interest on investments

•	Maturity or sales of investments

Our potential uses of funds principally include the following.

•	Payment of contract benefits, surrenders and withdrawals

•	Reinsurance cessions and payments

•	Operating costs and expenses

•	Purchase of investments

•	Repayment of intercompany balances

•	Dividends to parent

•	Tax payments/settlements

Cash flows. As reflected in our Statements of Cash Flows, net cash provided by/(used in) operating activities was $126 million, $(87) million, and $(1) million for the years ended December 31, 2018, 2017 and 2016, respectively. Fluctuations in net cash provided by operating activities primarily occur as a result of changes in net investment income, differences in the timing of reinsurance payments and other operating activities (e.g., tax payments, expenses, etc.)

Notwithstanding any reinsurance arrangements, we continue to have primary liability as a direct insurer for risks reinsured. Our ability to meet liquidity demands is dependent on reinsurers’ ability to meet those obligations under the reinsurance programs.

Our ability to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends without the prior approval of the state insurance regulator is limited by Nebraska law to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. Prior approval of the Nebraska Director of Insurance is required for the Company for any dividend or distribution paid for five years subsequent to April 1, 2014. After receiving approval from the Department of Insurance, the Company paid dividends of $15.0 million, $70.0 million and $42.0 million in the years ended December 31, 2018, 2017 and 2016, respectively.

Contractual obligations. Due to the reinsurance agreements that we have in place, certain contractual obligations are ceded to ALIC, Hannover and other non-affiliated reinsurers.

REGULATION AND LEGAL PROCEEDINGS

We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 12 of the financial statements.

PENDING ACCOUNTING STANDARDS

There are pending accounting standards that we have not implemented because the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 in the consolidated financial statements. The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.

Item 11(i).	Changes in or Disagreements with Accountants

a) On October 22, 2018, management of HoldCo, with the recommendation and approval by the Audit Committee (the “Committee”) of the Board of Directors of HoldCo, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.

The report of PwC on Lincoln Benefit’s financial statements as of December 31, 2017 and 2016 for each of the two years ended December 31, 2017 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2017 and December 31, 2016 and the subsequent interim period through October 22, 2018, there were: (i) no disagreements between Lincoln Benefit and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its report, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Lincoln Benefit provided PwC with a copy of this disclosure before its filing with the SEC and requested that PwC provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter, dated April 1, 2019, is filed as Exhibit 16 to this registration form on Form S-1.

b) The Audit Committee recently conducted a competitive selection process to determine Lincoln Benefit’s independent registered public accounting firm for the fiscal year ending December 31, 2018. As a result of this process, the Committee recommended appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018. The decision to change accountants was recommended by the Audit Committee to the Board, and approved by the Board, on October 22, 2018.

During the fiscal years ended December 31, 2017 and December 31, 2016 and through October 22, 2018, we did not consult with Deloitte regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Lincoln Benefit’s financial statements, and Deloitte did not provide either a written report or oral advice to Lincoln Benefit that was an important factor considered by Lincoln Benefit in reaching a decision as to any accounting, auditing, or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 11(j).	Quantitative and Qualitative Disclosures About Market Risk

Information required for Item 11(j) is incorporated by reference to the material under the caption “Market Risk” in Item 11(h) of this report.

Item 11(k).	Directors and Executive Officers

The biographies of each of the directors and executive officers as of April 1, 2019 are included below.

Clive Cowdery, 55, has been a director since April 2014. Mr. Cowdery is also a director of both LBL HoldCo, Inc. and LBL HoldCo II, Inc. Mr. Cowdery was a director and President of RL GP Ltd. from December 2013 to September 2016, and a director of RL (Parallel) GP Ltd. from May 2014 to September 2016. Mr. Cowdery is the Founder and Chairman of The Resolution Group. Before founding Resolution in 2003, Mr. Cowdery served as Chairman and Chief Executive of GE Insurance Holdings. Mr. Cowdery is Chairman of Prospect Publishing Limited, and he is the Founder and Chairman of the Resolution Foundation, a charitable organization dedicated to improving living standards for the 15 million people in Britain on low and middle incomes.

Jon Hack, 51, has been a director since April 2014. Mr. Hack is also a director of LBL HoldCo, Inc. and a director of LBL HoldCo II, Inc. He currently serves as the Managing Director for The Resolution Group. Prior to joining Resolution in 2009, Mr. Hack was a Managing Director and Head of European Financial Institutions Group for Lazard. Mr. Hack qualified as a chartered accountant in 1992 and is a member of The Institute of Chartered Accountants in England & Wales.

Ann Frohman, 55, has been a director since April 2014. Ms. Frohman is also a director of LBL HoldCo, Inc. and a director of LBL HoldCo II, Inc. Ms. Frohman is currently self-employed at Frohman Law Office LLC, a law and government relations firm. From December 2010 to March 2012, Ms. Frohman served as Senior Vice President, Government and Industry for Physicians Mutual and Physicians Life Insurance Companies. Prior to that, Ms. Frohman held a number of leadership positions with the Nebraska Department of Insurance, including Director. Ms. Frohman currently serves on the board of directors of Farmers Mutual of Nebraska. Ms. Frohman is a licensed attorney with the Nebraska State Bar Association. Ms. Frohman has advised the Company and LBL HoldCo on issues of Nebraska law from time to time and expects to do so in the future.

Robert Stein, 70, has been a director since April 2014. Mr. Stein is also a director of LBL HoldCo, Inc. and a director of LBL HoldCo II, Inc. From November 1976 to September 2011, Mr. Stein held various positions at Ernst & Young, including Partner. He currently serves on the board of directors of Assurant, Inc. and Talcott Resolution.    From January 2013 to May 2017, Mr. Stein served on the board of directors of Aviva plc. Mr. Stein is an actuary and a Certified Public Accountant. He is a Fellow of the Society of Actuaries and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Grace Vandecruze, 55, has been a director since April 2014. Ms. Vandecruze is also a director of LBL HoldCo, Inc. and LBL HoldCo II, Inc. Since 2006, Ms. Vandecruze has been employed with Grace Global Capital LLC, where she currently serves as Managing Director. Prior to that, she served as a Managing Director at Swiss Reinsurance Company (formerly Fox-Pitt, Kelton) and Vice President at Head & Company LLC. Ms. Vandecruze is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Richard Carbone, 71, has been a director since April 2014. Mr. Carbone is also a director of LBL HoldCo, Inc. and a director of LBL HoldCo II, Inc. Prior to joining LBL HoldCo, Inc., Mr. Carbone served as Executive Vice President and Chief Financial Officer at Prudential Financial, Inc. and The Prudential Insurance Company of America. He also served as Senior Vice President and Chief Financial Officer of Prudential Financial, Inc. from November 2001 to January 2008 and Senior Vice President and Chief Financial Officer of The Prudential Insurance Company of America from July 1997 to January 2008. Prior to that, Mr. Carbone held various leadership roles at Salomon, Inc., Bankers Trust New York Corporation and Bankers Trust Company. Mr. Carbone is the Chairman of Talcott Resolution Life. He is also a member of the board of directors for E*Trade Financial Corporation and an advisor to Hudson Structured Capital Management. Mr. Carbone is a Certified Public Accountant (inactive).

Stephen Campbell, 52, has been a director since October 2015, and prior to that Mr. Campbell had been a director from May 2014 through May 2015. Mr. Campbell is also a director of LBL HoldCo, Inc. and a director of LBL HoldCo II, Inc. From June 2015 through September 2015, Mr. Campbell was a counselor in the domestic finance office of the U.S. Department of Treasury. Since July 2013, except while he was at the U.S. Department of Treasury, Mr. Campbell has been self-employed as a consultant and investor. Prior to that, he was an Investment Banker with Lazard Freres & Co. from 2002 to July 2013. Mr. Campbell currently serves as a member of the board of directors for Hardscuffle, Inc. and American Life & Accident Insurance Company of Kentucky.

W. Weldon Wilson, 58, has been a director and Chief Executive Officer since April 2014. Mr. Wilson also serves as a director and Chief Executive Officer for LBL HoldCo, Inc. and LBL HoldCo II, Inc. From 2010 to 2013, he was self-employed as a consultant. From July 1991 to December 2009, Mr. Wilson held various positions at Swiss Reinsurance Company, including Chief Executive Officer, President and Director of Swiss Re Life & Health America Inc. He is a licensed attorney with the State Bar of Texas.

Mary Ellen Luning, 55, was appointed President and Chief Risk Officer of LBL HoldCo, Inc. and LBL HoldCo II, Inc. in July 2018. She served as Vice President of Planning & Capital Management since 2014. From 1985 to 2014, Ms. Luning held various positions at Swiss Re Life & Health America, with most recent position of Managing Director and Appointed Actuary, and at Ernst & Young LLP as a senior consultant in the Actuarial Services division. Ms. Luning is a Fellow of the Society of Actuaries and Member of the American Academy of Actuaries.

Forozan Nasery, 42, was appointed Chief Financial Officer and Treasurer of LBL HoldCo, Inc. and LBL HoldCo II, Inc. in November 2018. She served as Vice President and Controller of Lincoln Benefit since 2014. From 1998 through 2014, Ms. Nasery held various positions at PricewaterhouseCoopers LLP and the Public Company Accounting Oversight Board. Ms. Nasery is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Joseph Rafson, 57, has been Vice President and Appointed Actuary since 2014. He was appointed Vice President of Investments in April 2018. Previously, Mr. Rafson held various positions at KPMG LLP and at Allstate Life Insurance Company. Mr. Rafson is a Chartered Financial Analyst, Fellow of the Society of Actuaries, and Member of the American Academy of Actuaries.

Martin Hahn, 52, has been Vice President of Tax since 2014. Previously, Mr. Hahn was a Tax Managing Director at KPMG LLP from 1994 to 2014. Mr. Hahn is a Certified Public Accountant, Certified Management Account, Certified Internal Auditor, and Certified Financial Services Auditor. Mr. Hahn is also a member of the Company Taxation, Federal Committee and Federal Product Tax Committee of the American Council of Life Insurers.

Item 11(l).	Executive Compensation

We do not have any employees, but rather are provided personnel, including our named executive officers, by our parent company, LBL HoldCo II, Inc. (“HoldCo”), pursuant to the Services Agreement between LBL HoldCo II, Inc. and Lincoln Benefit effective April 1, 2014. Executive officers of Lincoln Benefit also serve as officers of our indirect parent, LBL HoldCo, Inc. (“HoldCo Parent”) and other subsidiaries of HoldCo Parent. These executive officers received no compensation directly from Lincoln Benefit. As a result, we do not determine or pay any compensation to our named executive officers or additional personnel provided by HoldCo for our operations. HoldCo determines and pays the salaries, bonuses and other wages earned by our named executive officers and by additional personnel provided to us by HoldCo. HoldCo also determines whether and to what extent our named executive officers and additional personnel from HoldCo may participate in any employee benefit plans. We do not have any employment agreements with our named executive officers and do not provide pension or retirement benefits, perquisites or other personnel benefits to our named executive officers. We do not have arrangements to make payments to our named executive officers upon their termination or in the event of a change in control of the Company. See “Transactions with Related Parties” for more information about the Services Agreement between HoldCo and us.

Director compensation

Our independent directors receive an annual cash retainer fee for their services on the boards of directors of HoldCo Parent and its subsidiaries, including Lincoln Benefit, a portion of which is allocated to Lincoln Benefit pursuant to the Services Agreement. A non-employee director may also elect to defer receipt of all or a portion of his or her annual retainer fee into a notional percentage equity interest in RL LP and RL (Parallel) Partnership (together, the “Partnerships”). The elected percentage of the Board retainer for a calendar year of service is converted into a notional percentage interest in the Partnerships when the year-end valuation of the Partnerships for the immediately prior year is available. The notional interest will be unvested until December 31st of the relevant year of service, and, as a general rule, if the director’s Board service ends before December 31st, the unvested portion of the notional interest will be forfeited except that, in the case of a qualifying termination, a pro rata portion of the director’s unvested portion of the notional interest will vest. If a director is terminated, this will be considered a qualifying termination and such director’s notional interest will vest. If the Partnerships pay a distribution to their partners, the electing director will be paid, on a current basis, a distribution in cash based on notional interest (both vested and unvested) held by such director as of the record date of the distribution. Vested portions of notional interests will be settled in cash on the first to occur of (1) a liquidity event of the Partnerships and (2) termination of the director’s board service, in which case settlement would occur in the year following the year in which the director’s board service ends.

Compensation Committee Interlocks and Insider Participation

In February 2015, the Board of Directors of HoldCo Parent established a compensation committee, whose primary function is to assist the Board with its oversight role with respect to the compensation of HoldCo Parent’s and its subsidiaries’ executive officers and other employees. In February 2017, the HoldCo Parent compensation committee was re-established at HoldCo, the entity with which the majority of the employees are employed. No executive officer of Lincoln Benefit serves as a member of the compensation committee of another entity for which any executive officer served as a director for Lincoln Benefit.

Item 11(m).	Security Ownership of Certain Beneficial Owners and Management Security

Ownership of Certain Beneficial Owners

The following table shows the number of Lincoln Benefit shares owned by any beneficial owner who owns more than five percent of any class of Lincoln Benefit’s voting securities.

Title of Class (a)	Name and Address of Beneficial Owner (b)	Amount and Nature of Beneficial Ownership (c)	Percent of Class (d)
Capital Stock	LBL HoldCo II, Inc. 5600 N. River Road, Suite 300 Rosemont, IL 60018	25,000	100%
N/A	LBL HoldCo, Inc. 5600 N. River Road, Suite 300 Rosemont, IL 60018	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	RL LP Canon’s Court 22 Victoria Street Hamilton, HM 12 Bermuda	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	RL GP, Ltd. Canon’s Court 22 Victoria Street Hamilton, HM 12 Bermuda	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	Resolution Capital Limited 2 Queen Anne’s Gate London SW1H 9AA United Kingdom	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	Clive Cowdery 2 Queen Anne’s Gate London SW1H 9AA United Kingdom	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A

Security Ownership of Directors and Executive Officers

The following table shows the number of shares of stock in Lincoln Benefit or its parents beneficially owned by each director and named executive officer of Lincoln Benefit individually, and by all executive officers and directors of Lincoln Benefit as a group. Shares reported as beneficially owned include certain shares held indirectly, as well as shares subject to stock options exercisable on or prior to March 31, 2019 and restricted stock units for which restrictions expire on or prior to March 31, 2019. The following share amounts are as of March 31, 2019.

Entity	Title of Class of Equity Securities	Number of Shares	Statement Concerning Beneficial Ownership
Lincoln Benefit, LBL HoldCo II, Inc., LBL HoldCo, Inc., RL LP, RL GP Ltd., RL(Parallel) Partnership, R L (Parallel) GP Ltd.	n/a	n/a	Lincoln Benefit is an indirect wholly-owned subsidiary of (i) RL LP, which is controlled by its general partner RL GP Ltd. and (ii) RL (Parallel) Partnership, which is controlled by its managing partners, which includes RL (Parallel) GP Ltd. RL (Parallel) GP Ltd. is wholly-owned by RL GP Ltd. RL GP Ltd. is wholly- owned by Resolution Capital Limited, which is wholly-owned by Clive Cowdery.

RL LP	n/a	n/a	Clive Cowdery has indirectly invested $8.997 million in RL LP, which currently accounts for 1.768% of the current total $509 million of aggregate investment in RL LP and RL (Parallel) Partnership.

Changes in Control

On October 1, 2017, the indirect parents of the registrant (Lincoln Benefit), RL LP and RL (Parallel) Partnership, entered into an agreement with SNH Acquisition, LLC and Southland National Holdings, Inc. to sell HoldCo Parent and its subsidiaries, including Lincoln Benefit, to SNH Acquisition, LLC. On October 30, 2018, RL LP, provided notice to SNH Acquisition, LLC of the termination by RL LP of the agreement that had been entered into for the acquisition of HoldCo Parent and subsidiaries (including the Company) by SNH Acquisition, LLC.

Item 11(n).	Transactions with Related Persons, Promoters and Certain Control Persons

Transactions with Related Persons

Lincoln Benefit is a party to certain intercompany agreements involving amounts greater than $120,000 between Lincoln Benefit and the following companies:

•	LBL HoldCo II, Inc. (“HoldCo”), the direct parent of Lincoln Benefit.

•	LBL HoldCo, Inc. (“HoldCo Parent”), an indirect parent of Lincoln Benefit.

•	Lancaster Re Captive Insurance Company (“Lancaster Re”), a direct subsidiary of Lincoln Benefit

•	Lanis LLC, an affiliate of Lincoln Benefit

In April 2014, Lincoln Benefit entered into a Services Agreement with HoldCo whereby HoldCo has agreed to provide certain management and administrative services. These include legal counsel, data processing, office management and supply services, marketing, public relations, actuarial services, auditing and managerial services. Lincoln Benefit reimburses HoldCo at cost for services and facilities provided by HoldCo pursuant to this agreement.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year			Approximate dollar value of the amount involved in the transaction, per fiscal year
		($)		HoldCo Parent	HoldCo	Lanis LLC
Services Agreement between LBL HoldCo II, Inc. and Lincoln Benefit effective April 1, 2014	2016 2017 2018	(14,147,918 (18,796,724 (22,366,496	)¹ )¹ )¹	N/A N/A N/A	14,147,918¹ 18,796,724¹ 22,366,496¹	N/A N/A N/A

[1]	Total expense amount reimbursed / (paid) under the transaction

The agreements listed in the table immediately below relate to a transaction that LBL HoldCo II, Inc., LBL HoldCo, Inc., Lancaster Re Captive Insurance Company, Lanis LLC and Lincoln Benefit have entered into with Hannover Life Reassurance Company of America, an unrelated party, in order to finance a portion of the insurance reserves held by Lincoln Benefit with respect to universal life insurance policies with secondary guarantees written by Lincoln Benefit.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year			Approximate dollar value of the amount involved in the transaction, per fiscal year
		($)		HoldCo Parent	HoldCo	Lanis LLC
Surplus Note Purchase Agreement between Lancaster Re Captive Insurance Company and Lanis LLC effective April 1, 2014	2016	(25,069,000	)²	N/A	N/A	25,069,000	²
	2017	(26,875,000	)²	N/A	N/A	26,875,000	[2]
	2018	(28,407,000	)²	N/A	N/A	28,407,000	[2]
Vehicle Note Purchase Agreement between Lancaster Re Captive Insurance Company and Lanis LLC effective April 1, 2014	2016	25,069,000	²	N/A	N/A	(25,069,000	)²
	2017	26,875,000	²	N/A	N/A	(26,875,000)[2]
	2018	28,407,000	[2]	N/A	N/A	(28,407,000	)²
Fee Letter between Lincoln Benefit Life Company and Lanis LLC effective April 1, 2014	2016	(7,328,260)[3]		N/A	N/A	7,328,260	[3]
	2017	(7,834,870)[3]		N/A	N/A	7,834,870	[3]
	2018	(8,281,546)[3]		N/A	N/A	8,281,546	[3]

[2]	Surplus/Vehicle Note Interest received (paid)
[3]	Payment of risk spread fee

Review and Approval of Related Person Transactions

All intercompany agreements to which Lincoln Benefit is a party are approved by Lincoln Benefit’s Board of Directors as well as by the board of any other affiliate of Lincoln Benefit that is a party to the agreement. When required, intercompany agreements are submitted for approval to the Nebraska Department of Insurance, Lincoln Benefit’s domestic regulator, and any additional states in which Lincoln Benefit might be commercially domiciled pursuant to the applicable state’s insurance holding company systems act. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements. All approvals are maintained in Lincoln Benefit’s corporate records.

While there is no formal process for the review and approval of related person transactions between unaffiliated entities specific to Lincoln Benefit, all directors, officers and employees of Lincoln Benefit are subject to LBL HoldCo, Inc.’s Code of Conduct and its Conflict of Interest Guideline. LBL HoldCo’s Code of Conduct includes a written conflict of interest policy that was adopted by the Board of Directors of LBL HoldCo, Inc., the indirect parent company of Lincoln Benefit, and applies to all subsidiaries, including Lincoln Benefit. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Lincoln Benefit and/or LBL HoldCo, Inc., or in a business that has a relationship with either entity, is required to be disclosed to Human Resources and Compliance. Human Resources works with representatives from the Law Department, including Compliance, and the Audit Committee, if necessary, to determine whether an actual conflict of interest existed. All directors, officers and employees are required to sign a Code of Conduct certification and complete a Conflict of Interest Questionnaire annually.

Independence Standards for Directors

Although not subject to the independence standards of the New York Stock Exchange, for purposes of this registration statement, Lincoln Benefit has applied the independence standards required for listed companies of the New York Stock Exchange to the Board of Directors. Applying these standards, Lincoln Benefit has determined that five of its directors are independent: Stephen Campbell, Richard Carbone, Ann Frohman, Robert Stein and Grace Vandecruze.

OTHER INFORMATION

A section entitled “Experts” is added to your prospectus as follows:

EXPERTS

The financial statements included in this Prospectus and the related financial statement schedules included elsewhere in the Registration Statement, as of and for the year then ended December 31, 2018 of Lincoln Benefit Life Company, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.

The financial statements of Lincoln Benefit Life Company as of December 31, 2017 and for each of the two years in the period ended December 31, 2017 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The following change is made to the prospectuses for the LBL Advantage, Consultant II and Premier Planner:

Under the “More Information” section, the subsection entitled “Legal Matters” is deleted and replaced with the following:

LEGAL MATTERS

Matters of Nebraska law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Nebraska law, have been passed upon by Lamson Dugan & Murray LLP, Omaha, Nebraska.

PRINCIPAL UNDERWRITER

Allstate Distributors, L.L.C. (“ADLLC”) serves as distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering.

ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.

ADMINISTRATION

We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with Allstate Life. Allstate Life entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) pursuant to which PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with SE2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2, LLC provides certain business process outsourcing services with respect to the Contracts. SE2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2018, consisted of the following: NTT DATA, Inc. (administrative services) located at 100 City Square, Boston, MA 02129; RR Donnelley (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (f/k/a Stacks LLC) (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (f/k/a Co-Sentry.net, LLC) (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (f/k/a Convey Compliance Systems, Inc.) (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105; Broadridge Output Solutions, Inc. (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.

In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error. Correspondence you send by regular mail to our service center should be sent to P.O. Box 758566, Topeka, KS 66675-8566. Your correspondence will be picked up at this address and then delivered to our service center. Your correspondence is not considered received by us until it is received at our service center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our service center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our service center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.